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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01474

AIM Stock Funds
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas			77046
(Address of principal executive offices)			(Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(713) 626-1919

Date of fiscal year end:	7/31

Date of reporting period:	07/31/07

Item 1. Reports to Stockholders.

AIM Dynamics Fund

Annual Report to Shareholders • July 31, 2007

[COVER GLOBE IMAGE]

DOMESTIC EQUITY

Mid-Cap Growth

Table of Contents

Letters to Shareholders	2
Performance Summary	4
Management Discussion	4
Long-term Fund Performance	6
Supplemental Information	8
Schedule of Investments	9
Financial Statements	13
Notes to Financial Statements	16
Financial Highlights	24
Auditor’s Report	29
Fund Expenses	30
Approval of Advisory Agreement	31
Tax Information	33
Trustees and Officers	34

[AIM investment solutions]

[Graphic]	[Graphic]

[Domestic Equity]	[Fixed Income]

[Graphic]	[Graphic]	[Graphic]

[Target Risk]	[Target Maturity]	[Diversified Portfolios]

[Graphic]	[Graphic]

[Sector Equity]	[International/Global Equity]

[AIM Investments Logo]
– registered trademark –

[TAYLOR PHOTO]

Philip Taylor

Dear Shareholders of the AIM Family of Funds:

I’m pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

Despite a significant, albeit short-lived, stock market sell-off in late February and early March—and a more severe stock market decline that began in July—major stock market indexes in the United States and abroad generally performed well for the 12 months ended July 31, 2007. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and strong merger-and-acquisition activity, among other factors.

In July, institutional investors on Wall Street as well as individual investors on Main Street became concerned about growing delinquencies in the subprime mortgage market. They worried that such delinquencies, together with higher interest rates, might lead to a “credit crunch” that could reduce the availability of credit or increase borrowing costs for individuals and corporations. When consumers and companies can’t borrow money as easily, the economy tends to slow.

At AIM Investments —registered trademark—, we know that market conditions change—often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

•                  Domestic, global and international equity funds

•                  Taxable and tax-exempt fixed-income funds

•                  Allocation portfolios, with risk/return characteristics to match your needs

•                  AIM Independence Funds—target-maturity funds that combine retail mutual funds and PowerShares—registered trademark— exchange-traded funds—with risk/return characteristics that change as your target retirement date nears

We believe in the value of working with a trusted financial advisor. Your financial advisor can recommend various AIM funds that, together, can create a portfolio that’s appropriate for your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

In conclusion

Bob Graham, my friend and colleague, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instrumental in transforming AIM from a small investment management firm into one of America’s most respected mutual fund companies—and, in 1997, into a global independent retail and institutional investment manager.

In May, with shareholder approval, AIM Investments’ parent company changed its name from AMVESCAP PLC to INVESCO PLC, uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

All of us at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we’re grateful for the confidence you’ve placed in us.

Sincerely,

/s/ Philip Taylor

Philip Taylor
President – AIM Funds
CEO, AIM Investments

September 14, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

2

[CROCKETT PHOTO]

Bruce L. Crockett

Dear Fellow Shareholders:

In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards. Since my last letter, your Board has welcomed two new members: Marty Flanagan, President and CEO of INVESCO, AIM’s parent company, and Phil Taylor, who was named CEO of AIM Investments—registered trademark— in April 2006. Robert Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as Vice Chairman of the Board. We thank Bob for his many contributions and wish him a long and happy future.

Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of June 30, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn Kelley to Head of INVESCO’s Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen’s direction, AIM’s cash management organization grew to one of the world’s largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve.

In other news, your Board took a more active role in preparing for “proxy season,” the period when fund managers must vote the shares held by their funds “for” or “against” various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and “say for pay.” The AIM Funds voted against directors who AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against “poison pill” and “take under” proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the “About Us” tab, then go to “Required Notices” and “Proxy Voting Activity.”

Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.

Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in 2005. For more information on this process, please visit AIMinvestments.com. Click on the “Products and Performance” tab and go to “Investment Advisory Agreement Renewals.”

Your Board’s ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

1)              How important is it to you to hear about your Board’s decisions and activities in these letters?

2)              What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

3)              Would you prefer that communication from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

We need to hear from you to do our best job, and I look forward to your responses.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett
Independent Chair
AIM Funds Board of Directors

September 14, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

3

AIM Dynamics Fund

Management’s discussion of Fund performance

Performance Summary

For the 12 months ended July 31, 2007, AIM Dynamics Fund at net asset value produced double-digit returns and outperformed its style-specific index, the Russell Midcap Growth Index.(1) We attribute this outperformance to strong stock selection across sectors.

The Fund also outperformed the broad market as represented by the S&P 500 Index, as mid-cap stocks generally outperformed large-cap stocks during the fiscal year.(1)

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 7/31/06–7/31/07, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	25.18%
Class B Shares	24.28
Class C Shares	24.30
Class R Shares	24.92
Investor Class Shares	25.25
S&P 500 Index(1) (Broad Market Index)	16.13
Russell Midcap Growth Index(1) (Style-Specific Index)	21.40
Lipper Mid-Cap Growth Funds Index(1) (Peer Group Index)	25.72

Source: (1)Lipper Inc.

How we invest

We believe a growth investment strategy is an essential component of a diversified portfolio.

Our investment process combines quantitative and fundamental analysis to uncover companies exhibiting long-term, sustainable earnings and cash flow growth that is not yet reflected by the stock’s market price.

Our quantitative model ranks companies based on factors we have found to be highly correlated with outperformance in the mid-cap growth universe, including:

•      Earnings—focus on companies exhibiting strong growth in earnings, revenue and cash flows

•      Quality—focus on companies with sustainable earnings growth and management teams that profitably reinvest shareholder cash flow

•      Valuation—focus on companies that are attractively valued given their growth potential

Stocks that are ranked highest by our quantitative model are the focus of our fundamental research efforts. Our fundamental analysis focuses on identifying both industries and companies with strong drivers of growth.

Risk management plays an important role in portfolio construction, as our target portfolio attempts to limit volatility and downside risk. We seek to accomplish this goal by varying individual stock position sizes and diversifying fund holdings across sectors.

We consider selling a stock for any of the following reasons:

•      The stock is overvalued based on our analysis.

•      A change in fundamental metrics indicates potential problems.

•      A change in market capitalization—if a stock grows and moves into the large-cap range.

•      A better stock candidate with higher potential return is found.

•      The stock no longer meets the investment criteria.

Market conditions and your Fund

Domestic equities posted solid returns during the fiscal year, leaving several major market indexes near multi-year highs.(2) Strong economic growth, favorable corporate

Portfolio Composition

By sector
Information Technology	20.5%
Consumer Discretionary	17.4
Industrials	16.3
Health Care	14.0
Energy	8.2
Financials	6.8
Materials	5.8
Telecommunication Services	5.4
Consumer Staples	2.9
Utilities	0.9
Money Market Funds Plus Other Assets Less Liabilities	1.8

Top Five Industries*

1.	Wireless Telecommunication Services	4.4%
2.	Apparel, Accessories & Luxury Goods	4.1
3.	Application Software	3.8
4.	Diversified Commercial & Professional Services	3.0
5.	Semiconductors	3.0

Total Net Assets	$2.05 billion

Total Number of Holdings*	109

Top 10 Equity Holdings*

1.	Foster Wheeler Ltd.	2.0%
2.	Owens-Illinois, Inc.	1.9
3.	NII Holdings Inc.	1.7
4.	McDermott International, Inc.	1.6
5.	Corrections Corp. of America	1.6
6.	National-Oilwell Varco Inc.	1.6
7.	ENSCO International Inc.	1.6
8.	IHS Inc.-Class A	1.4
9.	Precision Castparts Corp.	1.4
10.	Under Armour, Inc.-Class A	1.4

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4

earnings and increased merger and acquisition activity drove equity markets, offsetting high energy prices, the slowing housing market and sub-prime loan worries late in the year.

In this environment, indexes measuring the performance of large-, mid- and small-cap stocks generally had double-digit returns, with mid-cap stocks generally outperforming large- and small-cap stocks.(2) Additionally, growth stocks generally outperformed value stocks.(2)

The Fund benefited from positive absolute performance in all 10 economic sectors, with the highest positive impact on performance coming from holdings in the industrials, consumer discretionary and information technology (IT) sectors. On a relative basis, the Fund outperformed the Russell Midcap Growth Index in eight sectors, with the widest margin of outperformance in the industrials, consumer discretionary and energy sectors.

The industrials sector rallied during much of the reporting period, and the Fund benefited from solid stock selection in the sector, including construction/engineering, commercial services/supplies and aerospace and defense. The leading contributor to overall Fund performance during the year was Foster Wheeler, a company that designs and builds power generating facilities. Additionally, Corrections Corp. of America, the nation’s largest owner and operator of privatized detention and juvenile facilities, continued to perform well for the Fund.

The Fund also benefited from strong stock selection in the consumer discretionary sector. Within this sector, holdings that made meaningful contributions to performance included Hilton Hotels and Polo Ralph Lauren. In early July, private equity firm Blackstone offered to buy Hilton Hotels at a significant premium. We sold the stock after the announcement, locking in the sizable gain for shareholders. Polo Ralph Lauren was also a key contributor to Fund performance. The stock price of this holding was driven largely by the success the company has had in taking control of the licensing and distribution of its products, a strategy that has resulted in strong revenue and earnings growth and increasing profit margins.

The energy sector had solid double-digit returns, driven largely by rising oil prices during the fiscal year. In this environment, the Fund benefited from strong stock selection relative to its style-specific index. Within the energy sector, top contributors to Fund performance included oil service firms Cameron International and National-Oilwell Varco as well as oil and gas exploration and production companies Southwestern Energy and Williams Companies.

The Fund underperformed relative to the Russell Midcap Growth Index in only two sectors—financials and health care. Underperformance in the financials sector was driven largely by stock selection in two areas—real estate investment trusts and thrifts/mortgage finance. Underperformance in the health care sector was driven largely by stock selection in two industries—health care providers and services and biotechnology.

During the year, the most significant changes to portfolio positioning included additions to the industrials, materials, consumer discretionary and IT sectors, and reductions in the health care and energy sectors. All changes to the Fund were based on our bottom-up stock selection process of identifying high quality growth companies trading at what we believed to be attractive valuations.

Over the past 12 months, the Fund and the S&P 500 Index experienced strong double-digit returns.(2) It would be imprudent for us to suggest that such a level of performance is sustainable over the long term. Regardless of macroeconomic trends, we remain committed to our disciplined investment strategy. We believe that the Fund has traded at an attractive absolute valuation and has paid little premium for quality companies that have demonstrated above-average growth prospects.

We thank you for your investment in AIM Dynamics Fund.

Source: (2)Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[RASPLICKA PHOTO]

Paul J. Rasplicka

Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Dynamics Fund. He began his investment career in 1982 and joined AIM in 1998. Mr. Rasplicka is a magna cum laude graduate of the University of Colorado at Boulder with a B.S. in business administration. He earned an M.B.A. from the University of Chicago. He is also a Chartered Investment Counselor.

[FARMER PHOTO]

Karl F. Farmer

Chartered Financial Analyst, portfolio manager, is manager of AIM Dynamics Fund. He began his investment career in 1993 and joined AIM in 1998. Mr. Farmer is a magna cum laude graduate from Texas A&M University, where he earned a B.S. in economics. He subsequently earned his M.B.A. in finance from The Wharton School at the University of Pennsylvania.

[TENNANT PHOTO]

Warren Tennant

Chartered Financial Analyst, portfolio manager, is manager of AIM Dynamics Fund. Mr. Tennant worked as an internal auditor in the energy industry and as a senior equity analyst at AIM before assuming his current position in 2007. He earned both his Bachelor of Business Administration degree in finance and his Master of Business Administration degree from The University of Texas at Austin.

Assisted by the Mid Cap Growth and GARP (growth at a reasonable price) Team

5

Your Fund’s long-term performance

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, Fund expenses and management fees. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $2,000 and $4,000 is the same size as the space between $4,000 and $8,000 and soon.

6

[MOUNTAIN CHART]

Results of a $10,000 Investment

Index data from 8/31/67, Fund data from 9/15/67

Date	AIM Dynamics Fund -Investor Class Shares	S&P 500 Index(1)

8/31/67		$10000
9/67	$10063	10353
10/67	9922	10080
11/67	10078	10119
12/67	10422	10414
1/68	9843	9984
2/68	9171	9728
3/68	9406	9817
4/68	11265	10648
5/68	12095	10794
6/68	11936	10920
7/68	11457	10746
8/68	11936	10896
9/68	13101	11344
10/68	13070	11456
11/68	14218	12036
12/68	13883	11566
1/69	13868	11500
2/69	12622	10985
3/69	12925	11391
4/69	13690	11665
5/69	13708	11668
6/69	11672	11049
7/69	10506	10413
8/69	11428	10859
9/69	11601	10617
10/69	12106	11118
11/69	11584	10758
12/69	11567	10590
1/70	10645	9810
2/70	11080	10357
3/70	10576	10402
4/70	7949	9491
5/70	6451	8943
6/70	6222	8527
7/70	6063	9182
8/70	6222	9621
9/70	6522	9969
10/70	6487	9886
11/70	6698	10387
12/70	6927	11008
1/71	7368	11483
2/71	7562	11617
3/71	7984	12075
4/71	8425	12544
5/71	8101	12054
6/71	8028	12094
7/71	7722	11626
8/71	7974	12076
9/71	7884	12024
10/71	7523	11553
11/71	7343	11555
12/71	7848	12582
1/72	7902	12841
2/72	8155	13198
3/72	8263	13305
4/72	8588	13396
5/72	8880	13660
6/72	8716	13394
7/72	8405	13458
8/72	8569	13954
9/72	8424	13919
10/72	8515	14085
11/72	8934	14763
12/72	9226	14972
1/73	8880	14748
2/73	8333	14228
3/73	8278	14240
4/73	7658	13694
5/73	7493	13471
6/73	7090	13418
7/73	7768	13963
8/73	7804	13487
9/73	8243	14063
10/73	8299	14086
11/73	7419	12524
12/73	7822	12772
1/74	7437	12680
2/74	7327	12669
3/74	6924	12412
4/74	6631	11968
5/74	6200	11604
6/74	6144	11474
7/74	5619	10623
8/74	5207	9704
9/74	4627	8587
10/74	5507	10032
11/74	5376	9541
12/74	5058	9392
1/75	5563	10587
2/75	5844	11262
3/75	6407	11548
4/75	7166	12136
5/75	7720	12715
6/75	8198	13322
7/75	7759	12463
8/75	7568	12244
9/75	7262	11863
10/75	7090	12638
11/75	6937	12993
12/75	6995	12889
1/76	7969	14457
2/76	8428	14335
3/76	8428	14819
4/76	8256	14704
5/76	8140	14541
6/76	8781	15185
7/76	8664	15111
8/76	8412	15083
9/76	8587	15474
10/76	8412	15185
11/76	8762	15123
12/76	9189	15972
1/77	9325	15217
2/77	9015	14940
3/77	9073	14783
4/77	9336	14844
5/77	9157	14553
6/77	10027	15272
7/77	9771	15037
8/77	9553	14824
9/77	9632	14846
10/77	9256	14268
11/77	9771	14720
12/77	9910	14829
1/78	9712	13978
2/78	9910	13695
3/78	10206	14098
4/78	10647	15370
5/78	10932	15511
6/78	10932	15298
7/78	11523	16190
8/78	11929	16677
9/78	11725	16624
10/78	9934	15175
11/78	10259	15500
12/78	10524	15805
1/79	11217	16504
2/79	11156	15973
3/79	11889	16926
4/79	12113	17033
5/79	12435	16664
6/79	12821	17387
7/79	13143	17620
8/79	13615	18636
9/79	13659	18717
10/79	12994	17518
11/79	13981	18350

Source: (1)Lipper Inc.

12/79	14990	18744
1/80	16386	19909
2/80	16471	19907
3/80	14002	17972
4/80	14539	18803
5/80	15111	19771
6/80	15775	20396
7/80	16485	21815
8/80	16897	22036
9/80	17491	22684
10/80	17537	23143
11/80	18796	25608
12/80	18270	24836
1/81	17468	23797
2/81	17628	24209
3/81	18453	25179
4/81	19062	24691
5/81	21047	24754
6/81	19546	24600
7/81	18960	24651
8/81	17077	23227
9/81	16288	22083
10/81	17917	23275
11/81	18299	24234
12/81	18170	23614
1/82	18018	23307
2/82	17585	22003
3/82	17687	21888
4/82	18706	22878
5/82	18229	22097
6/82	18599	21765
7/82	18757	21379
8/82	20371	23974
9/82	21006	24272
10/82	23493	27066
11/82	25821	28159
12/82	24869	28701
1/83	25344	29769
2/83	26826	30451
3/83	27381	31576
4/83	29610	34065
5/83	30644	33768
6/83	31707	35081
7/83	30080	34048
8/83	29076	34558
9/83	30227	35034
10/83	27362	34629
11/83	29195	35360
12/83	28132	35175
1/84	26832	34979
2/84	24852	33748
3/84	25178	34332
4/84	24828	34658
5/84	23418	32739
6/84	24069	33451
7/84	22913	33036
8/84	26275	36684
9/84	25011	36693
10/84	24541	36834
11/84	23240	36422
12/84	24251	37382
1/85	27105	40295
2/85	28190	40789
3/85	27214	40815
4/85	26637	40778
5/85	27990	43133
6/85	28648	43808
7/85	29086	43745
8/85	29086	43322
9/85	27219	42014
10/85	28243	43955
11/85	30220	46970
12/85	31317	49242
1/86	31426	49518
2/86	33107	53217
3/86	35594	56187
4/86	36192	55555
5/86	37752	58509
6/86	38005	59499
7/86	33706	56172
8/86	34465	60337
9/86	31222	55348
10/86	34256	58542
11/86	33921	59964
12/86	33259	58433
1/87	39761	66302
2/87	43578	68920
3/87	42920	70910
4/87	44023	70281
5/87	44860	70888
6/87	45228	74469
7/87	47005	78242
8/87	49515	81160
9/87	48574	79382
10/87	33516	62288
11/87	29649	57154
12/87	34564	61501
1/88	33662	64086
2/88	37264	67060
3/88	37320	64991
4/88	37540	65710
5/88	36579	66270
6/88	39513	69309
7/88	38327	69045
8/88	37706	66706
9/88	39117	69545
10/88	37536	71480
11/88	36917	70459
12/88	37707	71687
1/89	38563	76931
2/89	38679	75019
3/89	39421	76767
4/89	41018	80749
5/89	43200	84003
6/89	41995	83531
7/89	45846	91066
8/89	47051	92840
9/89	46877	92462
10/89	44065	90318
11/89	45272	92152
12/89	46254	94362
1/90	42531	88031
2/90	44211	89163
3/90	45771	91524
4/90	44810	89244
5/90	50268	97928
6/90	50148	97268
7/90	48814	96957
8/90	43112	88204
9/90	40323	83917
10/90	38867	83563
11/90	41292	88953
12/90	43295	91429
1/91	48426	95401
2/91	52029	102215
3/91	55816	104688
4/91	55169	104936
5/91	58672	109448
6/91	54131	104437
7/91	57568	109301
8/91	60815	111883
9/91	63022	110010
10/91	66659	111486
11/91	63546	107006
12/91	72315	119223
1/92	74868	117004
2/92	76522	118519
3/92	71411	116217
4/92	68104	119625
5/92	68813	120210
6/92	65613	118422
7/92	68605	123256
8/92	66259	120738
9/92	68604	122158
10/92	73015	122577
11/92	79207	126739
12/92	81837	128294
1/93	82475	129365
2/93	78351	131128
3/93	82481	133893
4/93	79561	130657
5/93	86132	134143
6/93	86572	134535
7/93	85983	133993
8/93	91684	139066
9/93	95186	138000
10/93	96642	140852
11/93	93869	139510
12/93	97473	141197
1/94	100592	145992

2/94	100442	142032
3/94	94365	135851
4/94	93780	137592
5/94	92579	139841
6/94	89626	136419
7/94	92216	140895
8/94	95914	146659
9/94	94993	143075
10/94	97672	146285
11/94	94810	140964
12/94	95597	143051
1/95	95224	146758
2/95	100081	152472
3/95	104004	156964
4/95	106521	161583
5/95	108673	168031
6/95	113911	171927
7/95	120461	177626
8/95	121111	178069
9/95	123449	185580
10/95	125041	184917
11/95	129718	193025
12/95	131482	196744
1/96	132862	203432
2/96	137977	205325
3/96	138833	207301
4/96	145191	210355
5/96	146687	215771
6/96	143489	216593
7/96	132067	207030
8/96	142197	211403
9/96	150203	223291
10/96	150849	229447
11/96	156717	246775
12/96	152062	241887
1/97	155605	256991
2/97	147825	259008
3/97	139561	248386
4/97	141808	263201
5/97	156798	279293
6/97	162583	291709
7/97	180516	314914
8/97	177448	297285
9/97	190313	313557
10/97	184051	303097
11/97	184530	317116
12/97	188719	322558
1/98	186548	326123
2/98	205483	349630
3/98	217915	367520
4/98	221837	371283
5/98	212919	364910
6/98	223331	379722
7/98	213728	375709
8/98	172094	321428
9/98	183590	342036
10/98	191980	369815
11/98	205495	392219
12/98	232620	414806
1/99	246066	432145
2/99	232631	418717
3/99	253753	435465
4/99	268090	452328
5/99	268975	441658
6/99	291273	466102
7/99	286409	451611
8/99	285378	449376
9/99	287889	437072
10/99	316390	464718
11/99	347586	474164
12/99	399655	502053
1/00	392541	476831
2/00	481883	467814
3/00	460102	513551
4/00	415886	498106
5/00	386816	487895
6/00	446463	499910
7/00	430524	492102
8/00	496222	522651
9/00	492997	495066
10/00	451092	492962
11/00	348920	454128
12/00	368599	456356
1/01	381315	472538
2/01	306730	429479
3/01	258819	402286
4/01	302249	433523
5/01	295267	436432
6/01	291399	425813
7/01	267213	421620
8/01	239609	395252
9/01	189363	363337
10/01	209682	370270
11/01	239184	398665
12/01	247412	402159
1/02	242439	396294
2/02	219141	388649
3/02	237614	403268
4/02	221148	378830
5/02	210754	376049
6/02	186370	349272
7/02	167882	322053
8/02	164155	324161
9/02	151104	288967
10/02	166638	314373
11/02	179069	332858
12/02	165549	313314
1/03	164771	305122
2/03	162283	300537
3/03	164150	303447
4/03	175492	328430
5/03	189321	345718
6/03	192275	350134
7/03	198946	356310
8/03	208735	363245
9/03	201116	359399
10/03	219277	379720
11/03	226272	383057
12/03	228919	403132
1/04	234825	410530
2/04	237150	416235
3/04	235442	409956
4/04	230310	403529
5/04	233879	409056
6/04	237130	417007
7/04	220365	403207
8/04	216795	404823
9/04	225792	409208
10/04	231076	415460
11/04	245518	432265
12/04	256223	446969
1/05	251406	436075
2/05	255277	445246
3/05	251857	437370
4/05	238181	429079
5/05	250614	442720
6/05	258533	443354
7/05	275002	459835
8/05	275167	455642
9/05	275800	459330
10/05	265705	451669
11/05	279682	468734
12/05	282786	468903
1/06	303429	481318
2/06	303429	482620
3/06	313534	488626
4/06	321591	495183
5/06	306541	480949
6/06	304518	481587
7/06	292702	484556
8/06	297825	496067
9/06	304347	508843
10/06	317069	525414
11/06	330576	535390
12/06	329485	542901
1/07	340819	551104
2/07	340513	540356
3/07	343918	546388
4/07	356333	570581
5/07	380849	590474
6/07	376660	580669
7/07	366467	562688

Your Fund’s long-term performance

Average Annual Total Returns

As of 7/31/07, including applicable sales charges

Class A Shares
Inception (3/28/02)	7.32%
5 Years	15.55
1 Year	18.29

Class B Shares
Inception (3/28/02)	7.51%
5 Years	15.82
1 Year	19.28

Class C Shares
Inception (2/14/00)	–3.09%
5 Years	16.01
1 Year	23.30

Class R Shares
Inception (10/25/05)	19.97%
1 Year	24.92

Investor Class Shares
Inception (9/15/67)	9.45%
10 Years	7.34
5 Years	16.91
1 Year	25.25

Average Annual Total Returns

As of 6/30/07, the most recent calendar quarter-end, including applicable sales charges

Class A Shares
Inception (3/28/02)	8.00%
5 Years	13.78
1 Year	16.92

Class B Shares
Inception (3/28/02)	8.21%
5 Years	14.01
1 Year	17.80

Class C Shares
Inception (2/14/00)	–2.75%
5 Years	14.22
1 Year	21.81

Class R Shares
Inception (10/25/05)	23.06%
1 Year	23.46

Investor Class Shares
Inception (9/15/67)	9.55%
10 Years	8.77
5 Years	15.12
1 Year	23.71

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Investor Class shares was 1.06%, 1.81%, 1.81%, 1.33% and 1.06%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses in the past on Class B, Class C and Investor Class shares, performance would have been lower.

For a discussion of the risks of investing in your Fund and indexes used in this report, please turn the page.

7

AIM Dynamics Fund

AIM DYNAMICS FUND’s investment objective is long-term growth of capital.

•                  Unless otherwise stated, information presented in this report is as of July 31, 2007, and is based on total net assets.

•                  Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes

•      Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

•      Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

•      Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the Fund

•      The prices of securities held by the Fund may decline in response to market risks.

•      The Fund invests in “growth” stocks, which may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential.

•      Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•      Small- and mid-capitalization companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in these sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, limited product lines, less publicly available information, illiquidity, restricted resale or less frequent trading.

•      There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

•      The Fund’s return during certain periods was positively impacted by its investments in initial public offerings (IPOs). There can be no assurance that the Fund will have favorable IPO investment opportunities in the future. Moreover, the prices of the IPO securities may go up or down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. For additional information regarding the Fund’s performance please see the Fund’s prospectus.

About indexes used in this report

•      The S&P 500—registered trademark— Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry.

•      The Russell Midcap—registered trademark— Growth Index measures the performance of those Russell Midcap stocks with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Company. Russell—registered trademark— is a trademark of the Frank Russell Company.

•      The Lipper Mid-Cap Growth Funds Index is an equally weighted representation of the largest funds in the Lipper Mid-Cap Growth Funds category. These funds have an above-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P MidCap 400 Index.

•      The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

•      A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

•      The Chartered Financial Analyst—registered trademark— (CFA—registered trademark—) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

•      The returns shown in the management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•      Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Not FDIC Insured  May lose value  No bank guarantee
AIMinvestments.com

Fund NASDAQ Symbols

Class A Shares	IDYAX
Class B Shares	IDYBX
Class C Shares	IFDCX
Class R Shares	IDYRX
Investor Class Shares	FIDYX

8

AIM Dynamics Fund

Schedule of Investments

July 31, 2007

	Shares	Value
Common Stocks & Other Equity Interests–98.22%
Advertising–1.87%
Clear Channel Outdoor Holdings, Inc.–Class A(a)	566,565	$15,552,209
Focus Media Holding Ltd.–ADR (China)(a)(b)	552,672	22,830,881
		38,383,090
Aerospace & Defense–2.67%
Precision Castparts Corp.	213,536	29,267,244
Spirit AeroSystems Holdings, Inc.–Class A(a)	705,507	25,609,904
		54,877,148
Agricultural Products–0.92%
Corn Products International, Inc.	422,696	18,860,696
Air Freight & Logistics–1.01%
UTI Worldwide, Inc.	827,956	20,806,534
Alternative Carriers–0.97%
Level 3 Communications, Inc.(a)(b)	3,795,379	19,849,832
Apparel Retail–2.53%
Abercrombie & Fitch Co.–Class A	239,896	16,768,730
Aeropostale, Inc.(a)	453,444	17,267,148
Ross Stores, Inc.	619,057	17,909,319
		51,945,197
Apparel, Accessories & Luxury Goods–4.15%
Coach, Inc.(a)	355,759	16,172,804
Hanesbrands, Inc.(a)	670,611	20,795,647
Polo Ralph Lauren Corp.(a)	218,174	19,493,847
Under Armour, Inc.–Class A(a)(b)	466,831	28,668,092
		85,130,390
Application Software–3.83%
Amdocs Ltd.(a)	522,492	18,908,985
Cadence Design Systems, Inc.(a)	878,294	18,795,492
Citrix Systems, Inc.(a)	580,571	20,999,253
TIBCO Software Inc.(a)	2,445,922	19,885,346
		78,589,076
Asset Management & Custody Banks–1.60%
AllianceBernstein Holding L.P.	69,338	5,818,845
FBR Capital Markets Corp.(a)(b)	76,338	1,106,901
FBR Capital Markets Corp. (Acquired 07/14/06; Cost $9,454,500)(a)(b)(c)(d)	630,300	8,225,415

	Shares	Value
Asset Management & Custody Banks–(continued)
Northern Trust Corp.	284,344	$17,760,126
		32,911,287
Biotechnology–1.48%
Cephalon, Inc.(a)(b)	265,000	19,912,100
Genzyme Corp.(a)	167,000	10,532,690
		30,444,790
Casinos & Gaming–2.23%
International Game Technology	513,450	18,135,054
Scientific Games Corp.–Class A(a)(b)	807,325	27,699,321
		45,834,375
Communications Equipment–2.14%
CommScope, Inc.(a)	374,749	20,397,588
Comverse Technology, Inc.(a)	677,959	13,064,270
Riverbed Technology, Inc.(a)	237,846	10,503,279
		43,965,137
Computer Hardware–0.55%
NCR Corp.(a)	216,299	11,295,134
Computer Storage & Peripherals–2.33%
Intermec Inc.(a)(b)	563,080	14,431,740
Logitech International S.A. (Switzerland)(a)(e)	403,976	10,874,150
Network Appliance, Inc.(a)	444,972	12,610,507
SanDisk Corp.(a)	186,763	10,016,100
		47,932,497
Construction & Engineering–2.24%
Foster Wheeler Ltd.(a)	364,568	40,973,798
Quanta Services, Inc.(a)	174,096	4,949,549
		45,923,347
Construction & Farm Machinery & Heavy Trucks–0.97%
Joy Global Inc.	401,563	19,873,353
Data Processing & Outsourced Services–2.05%
Fidelity National Information Services, Inc.	405,500	20,124,965
VeriFone Holdings, Inc.(a)(b)	603,871	21,986,943
		42,111,908
Diversified Commercial & Professional Services–3.04%
Corrections Corp. of America(a)	1,139,016	32,860,612

9

AIM Dynamics Fund

	Shares	Value
Diversified Commercial & Professional Services–(continued)
IHS Inc.–Class A(a)	624,886	$29,632,094
		62,492,706
Diversified Metals & Mining–0.47%
Titanium Metals Corp.(a)(b)	286,313	9,568,580
Drug Retail–1.11%
Shoppers Drug Mart Corp. (Canada)	464,200	22,749,825
Education Services–0.48%
Apollo Group, Inc.–Class A(a)	167,289	9,888,453
Electrical Components & Equipment–2.84%
Acuity Brands, Inc.	346,068	20,452,619
Cooper Industries, Ltd.–Class A	421,788	22,321,021
General Cable Corp.(a)	196,713	15,638,683
		58,412,323
Electronic Equipment Manufacturers–2.13%
Agilent Technologies, Inc.(a)	609,780	23,263,107
Amphenol Corp.–Class A	595,602	20,405,325
		43,668,432
Environmental & Facilities Services–0.23%
Covanta Holding Corp.(a)	211,509	4,797,024
Fertilizers & Agricultural Chemicals–0.90%
Potash Corp. of Saskatchewan Inc. (Canada)	228,009	18,409,447
General Merchandise Stores–0.55%
Dollar Tree Stores, Inc.(a)	297,673	11,388,969
Health Care Distributors–0.98%
Schein (Henry), Inc.(a)	370,000	20,105,800
Health Care Equipment–2.76%
Gen-Probe Inc.(a)	330,000	20,793,300
Hologic, Inc.(a)(b)	290,519	15,048,884
ResMed Inc.(a)	238,000	10,229,240
Varian Medical Systems, Inc.(a)	262,000	10,689,600
		56,761,024
Health Care Facilities–1.14%
Psychiatric Solutions, Inc.(a)	687,000	23,419,830
Health Care Services–0.52%
Express Scripts, Inc.(a)	212,000	10,627,560

	Shares	Value
Health Care Supplies–0.88%
Immucor, Inc.(a)	581,038	$18,105,144
Health Care Technology–0.66%
Allscripts Healthcare Solutions, Inc.(a)(b)	600,000	13,650,000
Housewares & Specialties–0.92%
Jarden Corp.(a)	523,456	18,912,465
Independent Power Producers & Energy Traders–0.89%
KGEN Power Corp. (Acquired 01/12/07; Cost $13,478,402)(a)(c)	962,743	18,292,117
Industrial Conglomerates–1.62%
McDermott International, Inc.(a)	400,000	33,176,000
Industrial Machinery–1.20%
Kaydon Corp.	463,398	24,657,408
Internet Retail–0.77%
Orbitz Worldwide, Inc.(a)	1,311,031	15,837,254
Internet Software & Services–1.02%
Digital River, Inc.(a)	463,237	20,850,297
Investment Banking & Brokerage–0.99%
MF Global Ltd.(a)	812,260	20,249,642
IT Consulting & Other Services–1.96%
Cognizant Technology Solutions Corp.–Class A(a)	264,284	21,401,718
Gartner, Inc.(a)	901,355	18,865,360
		40,267,078
Life Sciences Tools & Services–1.73%
AMAG Pharmaceuticals, Inc.(a)(b)	200,000	10,738,000
Pharmaceutical Product Development, Inc.	740,000	24,790,000
		35,528,000
Managed Health Care–1.54%
Aveta, Inc. (Acquired 12/21/05-02/21/06; Cost $18,389,812)(a)(c)	1,340,000	10,720,000
Humana Inc.(a)	325,000	20,829,250
		31,549,250
Marine–0.46%
American Commercial Lines Inc.(a)	422,146	9,350,534
Metal & Glass Containers–2.87%
Crown Holdings, Inc.(a)	841,769	20,673,847
Owens-Illinois, Inc.(a)	957,968	38,299,560
		58,973,407

10

AIM Dynamics Fund

	Shares	Value
Oil & Gas Drilling–2.12%
ENSCO International Inc.	526,552	$32,156,531
Hercules Offshore, Inc.(a)(b)	380,000	11,407,600
		43,564,131
Oil & Gas Equipment & Services–2.72%
Cameron International Corp.(a)	300,000	23,400,000
National-Oilwell Varco Inc.(a)	271,000	32,549,810
		55,949,810
Oil & Gas Exploration & Production–2.26%
Carrizo Oil & Gas, Inc.(a)	290,000	10,605,300
Pioneer Natural Resources Co.	313,443	14,261,657
Southwestern Energy Co.	531,000	21,574,530
		46,441,487
Oil & Gas Storage & Transportation–1.12%
Williams Cos., Inc. (The)	711,000	22,929,750
Personal Products–0.86%
Bare Escentuals, Inc.(a)	622,396	17,557,791
Pharmaceuticals–2.29%
Adams Respiratory Therapeutics, Inc.(a)(b)	678,000	25,092,780
Shire PLC (United Kingdom)(e)	890,000	21,831,174
		46,923,954
Property & Casualty Insurance–0.24%
LandAmerica Financial Group, Inc.	64,103	4,909,649
Real Estate Management & Development–1.91%
CB Richard Ellis Group, Inc.–Class A(a)	786,257	27,456,094
Meruelo Maddux Properties, Inc.(a)	1,828,422	11,720,185
		39,176,279
Regional Banks–0.53%
Signature Bank(a)	354,891	10,962,583
Restaurants–0.95%
Burger King Holdings Inc.	804,775	19,547,985
Semiconductor Equipment–1.59%
KLA-Tencor Corp.	201,383	11,436,541
MEMC Electronic Materials, Inc.(a)	346,003	21,216,904
		32,653,445
Semiconductors–2.95%
Maxim Integrated Products, Inc.	519,775	16,476,867

	Shares	Value
Semiconductors–(continued)
NVIDIA Corp.(a)	448,088	$20,504,507
ON Semiconductor Corp.(a)	1,990,079	23,522,734
		60,504,108
Specialized Finance–1.56%
IntercontinentalExchange Inc.(a)	97,532	14,740,011
KKR Financial Holdings LLC	832,334	17,262,607
		32,002,618
Specialty Chemicals–0.61%
Wacker Chemie A.G. (Germany)(e)	51,201	12,457,249
Specialty Stores–2.04%
Dick's Sporting Goods, Inc.(a)	375,897	21,136,688
PetSmart, Inc.	638,717	20,649,721
		41,786,409
Steel–1.00%
Allegheny Technologies, Inc.(b)	194,998	20,461,140
Tires & Rubber–0.87%
Goodyear Tire & Rubber Co. (The)(a)	621,300	17,843,736
Wireless Telecommunication Services–4.40%
American Tower Corp.–Class A(a)	506,600	21,104,956
Crown Castle International Corp.(a)	576,308	20,891,165
Leap Wireless International, Inc.(a)	154,168	13,628,451
NII Holdings Inc.(a)	413,700	34,759,074
		90,383,646
Total Common Stocks & Other Equity Interests (Cost $1,691,463,953)		2,016,478,130
Money Market Funds–1.73%
Liquid Assets Portfolio–Institutional Class(f)	17,808,721	17,808,721
Premier Portfolio–Institutional Class(f)	17,808,721	17,808,721
Total Money Market Funds (Cost $35,617,442)		35,617,442
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.95% (Cost $1,727,081,395)		2,052,095,572
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–8.66%
Liquid Assets Portfolio–Institutional Class (Cost $177,751,375)(f)(g)	177,751,375	177,751,375
TOTAL INVESTMENTS–108.61% (Cost $1,904,832,770)		2,229,846,947
OTHER ASSETS LESS LIABILITIES–(8.61)%		(176,753,474)
NET ASSETS–100.00%		$2,053,093,473

11

AIM Dynamics Fund

Investments Abbreviations:

ADR	–	American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at July 31, 2007.

(c)  Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at July 31, 2007 was $37,237,532, which represented 1.81% of the Fund's Net Assets. These securities are considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase.

(d)  Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at July 31, 2007 represented 0.40% of the Fund's Net Assets. See Note 1A.

(e)  In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at July 31, 2007 was $45,162,573, which represented 2.20% of the Fund's Net Assets. See Note 1A.

(f)  The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

(g)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12

AIM Dynamics Fund

Statement of Assets and Liabilities

July 31, 2007

Assets:
Investments, at value (cost $1,691,463,953)*	$2,016,478,130
Investments in affiliated money market funds (cost $213,368,817)	213,368,817
Total investments (cost $1,904,832,770)	2,229,846,947
Foreign currencies, at value (cost $60,599)	59,572
Cash	5,842,713
Receivables for:
Investments sold	32,226,745
Investments sold to affiliates	7,240,044
Fund shares sold	2,496,302
Dividends	244,872
Fund expenses absorbed	5,476
Investment for trustee deferred compensation and retirement plans	454,874
Other assets	123,910
Total assets	2,278,541,455
Liabilities:
Payables for:
Investments purchased	42,740,474
Fund shares reacquired	2,658,370
Trustee deferred compensation and retirement plans	613,416
Collateral upon return of securities loaned	177,751,375
Accrued distribution fees	487,726
Accrued trustees' and officer's fees and benefits	3,390
Accrued transfer agent fees	952,731
Accrued operating expenses	240,500
Total liabilities	225,447,982
Net assets applicable to shares outstanding	$2,053,093,473
Net assets consist of:
Shares of beneficial interest	$3,872,499,649
Undistributed net investment income (loss)	(316,145)
Undistributed net realized gain (loss)	(2,144,103,181)
Unrealized appreciation	325,013,150
$2,053,093,473

Net Assets:
Class A	$218,469,428
Class B	$63,742,449
Class C	$37,089,097
Class R	$4,374,439
Investor Class	$1,560,651,427
Institutional Class	$168,766,633
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	9,251,581
Class B	2,810,249
Class C	1,667,166
Class R	186,102
Investor Class	66,099,907
Institutional Class	6,943,320
Class A:
Net asset value per share	$23.61
Offering price per share (Net asset value of $23.61 ÷ 94.50%)	$24.98
Class B:
Net asset value and offering price per share	$22.68
Class C:
Net asset value and offering price per share	$22.25
Class R:
Net asset value and offering price per share	$23.51
Investor Class:
Net asset value and offering price per share	$23.61
Institutional Class:
Net asset value and offering price per share	$24.31

*  At July 31, 2007, securities with an aggregate value of $174,391,986 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13

AIM Dynamics Fund

Statement of Operations

For the year ended July 31, 2007

Investment income:
Dividends (net of foreign withholding taxes of $43,458)	$7,931,647
Dividends from affiliated money market funds (includes securities lending income of $377,525)	2,769,246
Total investment income	10,700,893
Expenses:
Advisory fees	10,368,806
Administrative services fees	455,939
Custodian fees	88,973
Distribution fees:
Class A	420,021
Class B	652,273
Class C	352,925
Class R	15,653
Investor Class	3,920,600
Transfer agent fees — A, B, C, R and Investor	3,683,224
Transfer agent fees — Institutional	70,404
Trustees' and officer's fees and benefits	77,187
Other	509,939
Total expenses	20,615,944
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(148,487)
Net expenses	20,467,457
Net investment income (loss)	(9,766,564)
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(2,426,318))	314,733,009
Foreign currencies	54,666
Option contracts written	492,730
315,280,405
Change in net unrealized appreciation (depreciation) of:
Investment securities	127,280,049
Foreign currencies	(1,190)
127,278,859
Net realized and unrealized gain	442,559,264
Net increase in net assets resulting from operations	$432,792,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14

AIM Dynamics Fund

Statement of Changes In Net Assets

For the years ended July 31, 2007 and 2006

	2007	2006
Operations:
Net investment income (loss)	$(9,766,564)	$(4,736,529)
Net realized gain	315,280,405	333,125,644
Change in net unrealized appreciation (depreciation)	127,278,859	(216,437,245)
Net increase in net assets resulting from operations	432,792,700	111,951,870
Share transactions — net:
Class A	48,306,227	124,643,858
Class B	(14,799,356)	66,238,482
Class C	(2,965,605)	24,993,936
Class K	—	(14,330,493)
Class R	1,331,971	2,605,622
Investor Class	(318,715,569)	(576,161,663)
Institutional Class	74,991,522	54,337,242
Net increase (decrease) in net assets resulting from share transactions	(211,850,810)	(317,673,016)
Net increase (decrease) in net assets	220,941,890	(205,721,146)
Net assets:
Beginning of year	1,832,151,583	2,037,872,729
End of year (including undistributed net investment income (loss) of $(316,145) and $(348,341), respectively)	$2,053,093,473	$1,832,151,583

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15

AIM Dynamics Fund

Notes to Financial Statements

July 31, 2007

NOTE 1—Significant Accounting Policies

AIM Dynamics Fund (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objective is long-term growth of capital.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

16

AIM Dynamics Fund

B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund may receive proceeds from litigation settlements involving Fund investments. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D.  Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

17

AIM Dynamics Fund

J.  Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K.  Call Options Written and Purchased — The Fund may write and buy call options. A call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operation. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

L.  Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.  Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.60%
Next $350 million	0.55%
Next $1.3 billion	0.50%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Effective July, 1, 2007, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to 1.20%, 1.95%, 1.95%, 1.45%, 1.20% and 0.95% of average daily net assets, respectively, through at least June 30, 2008. Prior to July 1, 2007, AIM had voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to the same expense limitation above. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales;

18

AIM Dynamics Fund

(iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with INVESCO PLC ("INVESCO") (formerly "AMVESCAP PLC") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit used to offset custodian expenses. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses under either expense limitation during the period.

Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund).

For the year ended July 31, 2007, AIM waived advisory fees of $18,590.

At the request of the Trustees of the Trust, INVESCO agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended July 31, 2007, INVESCO reimbursed expenses of the Fund in the amount of $9,760.

The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended July 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended July 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry Regulation Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended July 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2007, ADI advised the Fund that it retained $46,679 in front-end sales commissions from the sale of Class A shares and $451, $44,753, $2,275 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).

Investments of Daily Available Cash Balances:

Fund	Value 07/31/06	Purchases at Cost	Proceeds from Sales	Value 07/31/07	Dividend Income
Liquid Assets Portfolio–Institutional Class	$24,676,875	$444,861,096	$(451,729,250)	$17,808,721	$1,197,926
Premier Portfolio–Institutional Class	24,676,875	444,861,096	(451,729,250)	17,808,721	1,193,795
Subtotal	$49,353,750	$889,722,192	$(903,458,500)	$35,617,442	$2,391,721

19

AIM Dynamics Fund

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Value 07/31/06	Purchases at Cost	Proceeds from Sales	Value 07/31/07	Dividend Income*
Liquid Assets Portfolio–Institutional Class	$—	$203,642,870	$(25,891,495)	$177,751,375	$11,359
Premier Portfolio–Institutional Class	13,256,977	821,385,403	(834,642,380)	—	366,166
Subtotal	$13,256,977	$1,025,028,273	$(860,533,875)	$177,751,375	$377,525
Total Investments in Affiliates	$62,610,727	$1,914,750,465	$(1,763,992,375)	$213,368,817	$2,769,246

*  Net of compensation to counterparties.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended July 31, 2007, the Fund engaged in securities sales of $26,648,038, which resulted in net realized gains (losses) of $(2,426,318), and securities purchases of $51,678,688.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended July 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $120,137.

NOTE 6—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended July 31, 2007, the Fund paid legal fees of $10,855 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Borrowings

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceed 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

During the year ended July 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank

20

AIM Dynamics Fund

can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8—Portfolio Securities Loaned

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

At July 31, 2007, securities with an aggregate value of $174,391,986 were on loan to brokers. The loans were secured by cash collateral of $177,751,375 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended July 31, 2007, the Fund received dividends on cash collateral investments of $377,525 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9—Option Contracts Written

Transactions During the Period

	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Written	5,147	883,581
Closed	(1,428)	(206,860)
Exercised	(1,997)	(338,032)
Expired	(1,722)	(338,689)
End of period	—	$—

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long term capital gain distributions paid during the years ended July 31, 2007 and 2006.

Tax Components of Net Assets:

As of July 31, 2007, the components of net assets on a tax basis were as follows:

2007
Net unrealized appreciation–investments	$325,005,242
Temporary book/tax differences	(354,612)
Capital loss carryover	(2,144,056,806)
Shares of beneficial interest	3,872,499,649
Total net assets	$2,053,093,473

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales and the treatment of partnership investments. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(1,027).

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

21

AIM Dynamics Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2007 to utilizing $2,123,002,167 of capital loss carryforward in the fiscal year ended July 31, 2008.

The Fund utilized $312,781,386 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2007 which expires as follows:

Expiration	Capital Loss Carryforward*
July 31, 2009	$24,813,878
July 31, 2010	6,834,650
July 31, 2011	2,112,408,278
Total capital loss carryforward	$2,144,056,806

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 10, 2006, the date of reorganization of AIM Mid Cap Growth Fund into the Fund, are realized on securities held in each fund on such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2007 was $1,894,444,472 and $2,110,091,918, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$399,141,443
Aggregate unrealized (depreciation) of investment securities	(74,135,174)
Net unrealized appreciation of investment securities	$325,006,269

Cost of investments for tax purposes is $1,904,840,678.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnership investments, capital loss carryovers and net operating losses, on July 31, 2007, undistributed net investment income (loss) was increased by $9,798,760, undistributed net realized gain (loss) was increased by $2,954,970 and shares of beneficial interest decreased by $12,753,730. This reclassification had no effect on the net assets of the Fund.

22

AIM Dynamics Fund

NOTE 13—Share Information

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Investor Class and Institutional Class. The Fund formerly offered Class K shares; however, as of the close of business October 21, 2005, the Class K shares were converted to Class A shares. Investor Class shares of the Fund are offered only to certain grandfathered investors.

Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase.

Changes in Shares Outstanding

	Year ended July 31, 2007(a)		Year ended July 31, 2006
	Shares	Amount	Shares	Amount
Sold:
Class A	4,205,953	$95,383,617	1,703,160	$32,837,370
Class B	301,881	6,422,391	348,459	6,503,339
Class C	332,391	7,025,953	262,854	4,854,617
Class K(b)	—	—	51,624	898,024
Class R(c)	113,924	2,561,913	22,425	437,867
Investor Class	8,201,101	181,645,788	12,588,527	237,487,946
Institutional Class	4,564,727	100,563,095	3,465,184	65,393,351
Issued in connection with acquisitions:(d)
Class A	—	—	4,821,114	97,786,142
Class B	—	—	3,470,509	68,293,539
Class C	—	—	1,377,763	26,591,264
Class R(c)	—	—	124,361	2,519,218
Institutional Class	—	—	646	13,412
Automatic conversion of Class B shares to Class A shares:
Class A	129,504	2,831,907	49,794	967,614
Class B	(134,343)	(2,831,907)	(51,390)	(967,614)
Conversion of Class K shares to Class A shares:(e)
Class A	—	—	767,465	12,931,786
Class K	—	—	(775,752)	(12,931,786)
Reacquired:
Class A	(2,284,437)	(49,909,297)	(1,038,463)	(19,879,054)
Class B	(888,236)	(18,389,840)	(405,033)	(7,590,782)
Class C	(485,181)	(9,991,558)	(356,922)	(6,451,945)
Class K(b)	—	—	(131,411)	(2,296,731)
Class R(c)	(56,977)	(1,229,942)	(17,631)	(351,463)
Investor Class	(23,257,944)	(500,361,357)	(43,519,725)	(813,649,609)
Institutional Class	(1,077,922)	(25,571,573)	(579,198)	(11,069,521)
	(10,335,559)	$(211,850,810)	(17,821,640)	$(317,673,016)

(a)  There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 7% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.

(b)  Class K shares activity for the period August 1, 2005 through October 21, 2005 (date of conversion).

(c)  Class R shares commenced operations on October 25, 2005.

(d)  As of the opening of business on April 10, 2006, the Fund acquired all the net assets of AIM Mid Cap Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 14, 2005 and by the shareholders of AIM Mid Cap Growth Fund on March 16, 2006. The acquisition was accomplished by a tax free exchange of 9,794,393 shares of the Fund for 16,365,494 shares of AIM Mid Cap Growth Fund shares outstanding as of the close of business on April 7, 2006. Each class of shares of AIM Mid Cap Growth Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM Mid Cap Growth Fund to the net asset value of the Fund as of the close of business, April 7, 2006. AIM Mid Cap Growth Fund's net assets as of the close of business on April 7, 2006 of $195,203,575 including $43,051,517 of unrealized appreciation, were combined with the net assets of the Fund immediately before the acquisition of $1,956,665,343. The combined aggregate net assets of the Fund immediately following to the reorganization were $2,151,868,918.

(e)  Effective as of the close of business October 21, 2005, all outstanding Class K shares were converted to Class A shares of the Fund.

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AIM Dynamics Fund

NOTE 14—New Accounting Standard

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending July 31, 2008 as required.

NOTE 15—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended July 31,
	2007		2006		2005		2004		2003
Net asset value, beginning of period	$18.86		$17.71		$14.21		$12.84		$10.82
Income from investment operations:
Net investment income (loss)	(0.11	)(a)	(0.05	)(a)	(0.08	)(a)	(0.13	)(a)	(0.09	)(b)
Net gains on securities (both realized and unrealized)	4.86		1.20		3.58		1.50		2.11
Total from investment operations	4.75		1.15		3.50		1.37		2.02
Net asset value, end of period	$23.61		$18.86		$17.71		$14.21		$12.84
Total return(c)	25.18%		6.49%		24.63%		10.67%		18.56%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$218,469		$135,778		$15,895		$12,692		$6,108
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.03	%(d)	1.06%		1.24%		1.30%		1.24%
Without fee waivers and/or expense reimbursements	1.03	%(d)	1.06%		1.25%		1.31%		1.24%
Ratio of net investment income (loss) to average net assets	(0.49	)%(d)	(0.24)%		(0.53)%		(0.89)%		(0.81)%
Portfolio turnover rate	99%		120%		87%		95%		91%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.18) for the year ended July 31, 2003.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $168,008,321.

24

AIM Dynamics Fund

NOTE 15—Financial Highlights—(continued)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class B
	Year ended July 31,
	2007		2006		2005		2004		2003
Net asset value, beginning of period	$18.25		$17.27		$13.94		$12.69		$10.78
Income from investment operations:
Net investment income (loss)	(0.26	)(a)	(0.19	)(a)	(0.18	)(a)	(0.22	)(a)	(0.08	)(b)
Net gains on securities (both realized and unrealized)	4.69		1.17		3.51		1.47		1.99
Total from investment operations	4.43		0.98		3.33		1.25		1.91
Net asset value, end of period	$22.68		$18.25		$17.27		$13.94		$12.69
Total return(c)	24.28%		5.67%		23.89%		9.85%		17.72%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$63,742		$64,434		$2,908		$2,282		$1,409
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.78	%(d)	1.81%		1.90%		1.95%		1.96%
Without fee waivers and/or expense reimbursements	1.78	%(d)	1.81%		1.91%		2.26%		2.52%
Ratio of net investment income (loss) to average net assets	(1.24	)%(d)	(0.99)%		(1.19)%		(1.54)%		(1.53)%
Portfolio turnover rate	99%		120%		87%		95%		91%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.17) for the year ended July 31, 2003.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $65,227,278.

	Class C
	Year ended July 31,
	2007		2006		2005		2004		2003
Net asset value, beginning of period	$17.90		$16.93		$13.67		$12.44		$10.60
Income from investment operations:
Net investment income (loss)	(0.26	)(a)	(0.18	)(a)	(0.18	)(a)	(0.22	)(a)	(0.18	)(b)
Net gains on securities (both realized and unrealized)	4.61		1.15		3.44		1.45		2.02
Total from investment operations	4.35		0.97		3.26		1.23		1.84
Net asset value, end of period	$22.25		$17.90		$16.93		$13.67		$12.44
Total return(c)	24.30%		5.73%		23.85%		9.89%		17.47%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$37,089		$32,577		$9,081		$11,287		$13,537
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.78	%(d)	1.81%		1.90%		1.95%		1.96%
Without fee waivers and/or expense reimbursements	1.78	%(d)	1.81%		1.91%		2.67%		3.05%
Ratio of net investment income (loss) to average net assets	(1.24	)%(d)	(0.99)%		(1.19)%		(1.54)%		(1.54)%
Portfolio turnover rate	99%		120%		87%		95%		91%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.27) for the year ended July 31, 2003.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $35,292,532.

25

AIM Dynamics Fund

NOTE 15—Financial Highlights—(continued)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

			Class R
	Year ended July 31, 2007		October 25, 2005 (Date sales commenced) to July 31, 2006
Net asset value, beginning of period	$18.82		$17.05
Income from investment operations:
Net investment income (loss)(a)	(0.16)		(0.07)
Net gains on securities (both realized and unrealized)	4.85		1.84
Total from investment operations	4.69		1.77
Net asset value, end of period	$23.51		$18.82
Total return(b)	24.92%		10.38%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$4,374		$2,430
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.28	%(c)	1.33	%(d)
Without fee waivers and/or expense reimbursements	1.28	%(c)	1.33	%(d)
Ratio of net investment income (loss) to average net assets	(0.74	)%(c)	(0.51	)%(d)
Portfolio turnover rate(e)	99%		120%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $3,130,601.

(d)  Annualized.

(e)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

	Investor Class
	Year ended July 31,
	2007		2006		2005		2004		2003
Net asset value, beginning of period	$18.85		$17.71		$14.19		$12.81		$10.81
Income from investment operations:
Net investment income (loss)	(0.11	)(a)	(0.04	)(a)	(0.07	)(a)	(0.11	)(a)	(0.00	)(b)
Net gains on securities (both realized and unrealized)	4.87		1.18		3.59		1.49		2.00
Total from investment operations	4.76		1.14		3.52		1.38		2.00
Net asset value, end of period	$23.61		$18.85		$17.71		$14.19		$12.81
Total return(c)	25.25%		6.44%		24.81%		10.77%		18.50%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,560,651		$1,530,105		$1,984,687		$2,992,578		$3,863,821
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.03	%(d)	1.06%		1.15%		1.19%		1.21%
Without fee waivers and/or expense reimbursements	1.03	%(d)	1.06%		1.16%		1.29%		1.46%
Ratio of net investment income (loss) to average net assets	(0.49	)%(d)	(0.24)%		(0.44)%		(0.78)%		(0.78)%
Portfolio turnover rate	99%		120%		87%		95%		91%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.09) for the year ended July 31, 2003.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)  Ratios are based on average daily net assets of $1,568,239,998.

26

AIM Dynamics Fund

NOTE 15—Financial Highlights—(continued)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Institutional Class
	Year ended July 31,
	2007		2006	2005	2004		2003
Net asset value, beginning of period	$19.33		$18.08	$14.42	$12.96		$10.88
Income from investment operations:
Net investment income (loss)	(0.02	)(a)	0.03 (a)	0.01 (a)	(0.04	)(a)	(0.04)
Net gains on securities (both realized and unrealized)	5.00		1.22	3.65	1.50		2.12
Total from investment operations	4.98		1.25	3.66	1.46		2.08
Net asset value, end of period	$24.31		$19.33	$18.08	$14.42		$12.96
Total return(b)	25.76%		6.91%	25.38%	11.26%		19.12%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$168,767		$66,829	$10,305	$12,987		$30,788
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	0.64	%(c)	0.63%	0.63%	0.71%		0.78%
Without fee waivers and/or expense reimbursements	0.64	%(c)	0.63%	0.64%	0.72%		0.78%
Ratio of net investment income (loss) to average net assets	(0.10	)%(c)	0.19%	0.08%	(0.30)%		(0.34)%
Portfolio turnover rate	99%		120%	87%	95%		91%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(c)  Ratios are based on average daily net assets of $128,862,480.

NOTE 16—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by AIM who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007. After such comment period, the Distribution Plans will be submitted to the SEC for final approval. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of AIM and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

At the request of the trustees of the AIM Funds, INVESCO PLC ("INVESCO") (formerly AMVESCAP PLC), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor — Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

27

AIM Dynamics Fund

NOTE 16—Legal Proceedings—(continued)

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds;

•  that certain AIM Funds inadequately employed fair value pricing; and

•  that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in INVESCO's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the INVESCO defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

28

AIM Dynamics Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Stock Funds
and Shareholders of AIM Dynamics Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Dynamics Fund (one of the funds constituting AIM Stock Funds, hereafter referred to as the "Fund") at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 18, 2007
Houston, Texas

29

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2007, through July 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL
				(5% annual return before expenses)
Share Class	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)(1)	Expenses Paid During Period(2)	Ending Account Value (7/31/07)	Expenses Paid During Period(2)	Annualized Expense Ratio
A	$1,000.00	$1,075.10	$5.25	$1,019.74	$5.11	1.02%
B	1,000.00	1,071.30	9.09	1,016.02	8.85	1.77
C	1,000.00	1,071.80	9.09	1,016.02	8.85	1.77
R	1,000.00	1,074.50	6.53	1,018.50	6.36	1.27
Investor	1,000.00	1,075.60	5.25	1,019.74	5.11	1.02

(1)          The actual ending account value is based on the actual total return of the Fund for the period February 1, 2007, through July 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

(2)          Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

30

Supplement to Annual Report dated 7/31/07

AIM Dynamics Fund

Institutional Class Shares

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 7/31/07

Inception (5/22/00)	0.08%
5 Years	17.44
1 Year	25.76

Average Annual Total Returns
For periods ended 6/30/07, most recent
calendar quarter-end

Inception (5/22/00)	0.46%
5 Years	15.63
1 Year	24.23

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800-451-4246 or visit AIMinvestments.com.

NASDAQ Symbol	IDICX

Over for information on your Fund’s expenses.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[AIM Investments Logo]
– registered trademark –

AIMinvestments.com	I-DYN-INS-1	A I M Distributors, Inc.

Information about your Fund’s expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2007, through July 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL
(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(2/1/07)	(7/31/07)(1)	Period(2)	(7/31/07)	Period(2)	Ratio
Institutional	$1,000.00	$1,077.60	$3.19	$1,021.72	$3.11	0.62%

(1)  The actual ending account value is based on the actual total return of the Fund for the period February 1, 2007, through July 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

(2)  Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Approval of Investment Advisory Agreement

The Board of Trustees (the Board) of AIM Stock Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Dynamics Fund (the Fund) investment advisory agreement with A I M Advisors, Inc. (AIM). During contract renewal meetings held on June 25-27, 2007, the Board as a whole and the disinterested or “independent” Trustees, voting separately, approved the continuance of the Fund’s investment advisory agreement for another year, effective July 1, 2007. In doing so, the Board determined that the Fund’s advisory agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Fund’s advisory agreement is fair and reasonable.

The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement with independent legal counsel from whom they received independent legal advice, and the independent Trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the AIM Funds who reports directly to the independent Trustees. The following discussion more fully describes the process employed by the Board to evaluate the performance of the AIM Funds (including the Fund) throughout the year and, more specifically, during the annual contract renewal meetings.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees which are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.

In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees and expenses of their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding all the AIM Funds prepared by an independent company, Lipper, Inc., under the direction and supervision of the independent Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the performance, fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the performance, fees and expenses of the AIM Funds to the full Board. Moreover, the Investments Committee considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory agreement, if applicable (advisory agreements), for another year.

The independent Trustees, as mentioned above, are assisted in their annual evaluation of the advisory agreements by the independent Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner which is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended that an independent written evaluation be provided and, upon the direction of the Board, has prepared an independent written evaluation.

During the annual contract renewal process, the Board considered the factors discussed below under the heading “Factors and Conclusions and Summary of Independent Written Fee Evaluation” in evaluating the fairness and reasonableness of the Fund’s advisory agreement at the contract renewal meetings and at their meetings throughout the year as part of their ongoing oversight of the Fund. The Fund’s advisory agreement was considered separately, although the Board also considered the common interests of all of the AIM Funds in their deliberations. The Board comprehensively considered all of the information provided to them and did not identify any particular factor that was controlling. Furthermore, each Trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and AIM, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions of these same arrangements throughout the year and in prior years.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

The discussion below serves as a summary of the Senior Officer’s independent written evaluation, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s advisory agreement. Unless otherwise stated, information set forth below is as of June 27, 2007 and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

A. Nature, Extent and Quality of Services Provided by AIM

The Board reviewed the advisory services provided to the Fund by AIM under the Fund’s advisory agreement, the performance of AIM in providing these services, and the credentials and experience of the officers and employees of AIM who provide these services. The Board’s review of the qualifications of AIM to provide these services included the Board’s consideration of AIM’s portfolio and product review process, various back office support functions provided by AIM, and AIM’s equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by AIM were appropriate and that AIM currently is providing satisfactory advisory services in accordance with the terms of the Fund’s advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s advisory agreement.

In determining whether to continue the Fund’s advisory agreement, the Board considered the prior relationship between AIM and the Fund, as well as the Board’s knowledge of AIM’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that AIM and its affiliates have taken over the last several years to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services AIM and its affiliates provide to the AIM Funds in each of these areas have generally improved, and support the Board’s approval of the continuance of the Fund’s advisory agreement.

B. Fund Performance

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Fund’s Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lipper Mid-Cap Growth Funds Index. The Board also reviewed the methodology used by Lipper to identify the Fund’s peers. The Board noted that the Fund’s performance was above the median performance of its peers for the one and three year periods, and below such performance for the five year period. The Board noted that the Fund’s performance was above the performance of the Index for the one and three year periods, and comparable to such Index for the five year period. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive

31

to the Board’s focus on fund performance. Although the independent written evaluation of the Fund’s Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory Fees and Fee Waivers

The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper peer group that are not managed by AIM, at a common asset level and as of the end of the past calendar year. The Board noted that the Fund’s advisory fee rate was below the median advisory fee rate of its peers. The Board also reviewed the methodology used by Lipper and noted that the contractual fee rates shown by Lipper include any applicable long-term contractual fee waivers. The Board also compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of other clients of AIM and its affiliates with investment strategies comparable to those of the Fund, including three mutual funds advised by AIM, one mutual fund sub-advised by an AIM affiliate, and one offshore fund advised and sub-advised by AIM affiliates. The Board noted that the Fund’s rate was: (i) below the rates for the three mutual funds; (ii) comparable to the sub-advisory fee rate for the sub-advised mutual fund, although the advisory fee rate for such sub-advised mutual fund was above the Fund’s; and (iii) below the advisory fee rate for the offshore fund.

The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2008 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until at least June 30, 2008. The Board reviewed the Fund’s effective advisory fee rate, after taking account of this expense limitation, and considered the effect this expense limitation would have on the Fund’s estimated total expenses. The Board concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

After taking account of the Fund’s contractual advisory fee rate, as well as the comparative advisory fee information and the expense limitation discussed above, the Board concluded that the Fund’s advisory fees were fair and reasonable.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in AIM’s provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule or through advisory fee waivers or expense limitations. The Board noted that the Fund’s contractual advisory fee schedule includes six breakpoints and that the level of the Fund’s advisory fees, as a percentage of the Fund’s net assets, has decreased as net assets increased because of the breakpoints. Based on this information, the Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.

E. Profitability and Financial Resources of AIM

The Board reviewed information from AIM concerning the costs of the advisory and other services that AIM and its affiliates provide to the Fund and the profitability of AIM and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of AIM and its affiliates. The Board also reviewed with AIM the methodology used to prepare the profitability information. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM continues to operate at a net profit, although increased expenses in recent years have reduced the profitability of AIM and its affiliates. The Board concluded that the Fund’s advisory fees were fair and reasonable, and that the level of profits realized by AIM and its affiliates from providing services to the Fund was not excessive in light of the nature, quality and extent of the services provided. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Fund’s advisory agreement, and concluded that AIM has the financial resources necessary to fulfill these obligations.

F. Independent Written Evaluation of the Fund’s Senior Officer

The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM’s affiliates, had prepared an independent written evaluation to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that they had relied upon the Senior Officer’s written evaluation instead of a competitive bidding process. In determining whether to continue the Fund’s advisory agreement, the Board considered the Senior Officer’s written evaluation.

G. Collateral Benefits to AIM and its Affiliates

The Board considered various other benefits received by AIM and its affiliates resulting from AIM’s relationship with the Fund, including the fees received by AIM and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of AIM and its affiliates in providing these services and the organizational structure employed by AIM and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts which are reviewed and approved on an annual basis by the Board. The Board concluded that AIM and its affiliates were providing these services in a satisfactory manner and in accordance with the terms of their contracts, and were qualified to continue to provide these services to the Fund.

The Board considered the benefits realized by AIM as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Under these arrangements, portfolio brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. The Board noted that soft dollar arrangements shift the payment obligation for the research and executions services from AIM to the funds and therefore may reduce AIM’s expenses. The Board also noted that research obtained through soft dollar arrangements may be used by AIM in making investment decisions for the Fund and may therefore benefit Fund shareholders. The Board concluded that AIM’s soft dollar arrangements were appropriate. The Board also concluded that, based on their review and representations made by AIM, these arrangements were consistent with regulatory requirements.

The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by AIM pursuant to procedures approved by the Board. The Board noted that AIM will receive advisory fees from these affiliated money market funds attributable to such investments, although AIM has contractually agreed to waive the advisory fees payable by the Fund with respect to its investment of uninvested cash in these affiliated money market funds through at least June 30, 2008. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until at least June 30, 2008. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

32

AIM Dynamics Fund

Tax Information

U.S. Estate Tax for Non-Resident Alien Shareholder Information

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended October 31, 2006, January 31, 2007, April 30, 2007 and July 31, 2007 were 6.12%, 3.46%, 6.04%, and 7.05%, respectively.

33

AIM Dynamics Fund

Trustees and Officers

The address of each trustee and officer of AIM Stock Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Director, Chief Executive Officer and President, INVESCO PLC (parent of AIM and a global investment management firm); Chairman, A I M Advisors, Inc. (registered investment advisor); and Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company); INVESCO North American Holdings, Inc. (holding company); Chairman and President, INVESCO Group Services, Inc. (service provider); Trustee, The AIM Family of Funds®; Chairman, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business
		Formerly: President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Director, Chief Executive Officer and President, A I M Management Group Inc., AIM Mutual Fund Dealer Inc. (registered broker dealer), A I M Advisors, Inc., AIM Funds Management Inc. d/b/a INVESCO Enterprise Services (registered investment advisor and registered transfer agent) and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, A I M Capital Management, Inc. (registered investment adviser); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnership); Director, A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc., (registered transfer agent) Fund Management Company (registered broker dealer) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco Inc. (holding company), INVESCO Inc. (holding company) and AIM Canada Holdings Inc. (holding company); Director and Chief Executive Officer, AIM Trimark Corporate Class Inc. (formerly AIM Trimark Global Fund Inc.) (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Manager, Powershares Capital Management LLC
		Formerly: President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management); Reich & Tang Funds (Chairman) (registered investment company) (7 portfolios); Annuity and Life Re (Holdings), Ltd. (insurance company); Daily Income Fund (4 portfolios), California Daily Tax Free Income Fund, Inc. Connecticut Daily Tax Free, Inc. and New Jersey Daily Municipal Income Fund, Inc. Annuity and Life Re (Holdings), Ltd. (insurance company), CompuDyne Corporation (provider of products and services to the public security market); and Homeowners of America Holding Corporation (property casualty company)
		Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various affiliated Volvo companies; and Director, Magellan Insurance Company	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling —1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (7 portfolios)

Prema Mathai-Davis —1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Partner, Deloitte & Touche and Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

1   Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.

2  Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

34

AIM Dynamics Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®.
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc., A I M Advisors, Inc. and A I M Capital Management, Inc.; Director, Vice President and Secretary, INVESCO Distributors, Inc.; Vice President and Secretary, AIM Investment Services, Inc., and Fund Management Company; Senior Vice President and Secretary, A I M Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; and Manager, Powershares Capital Management LLC
		Formerly: Vice President, A I M Capital Management, Inc.; Chief Operating Officer, Senior Vice President, General Counsel, and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund (an investment company); General Counsel and Secretary, Pilgrim Baxter Value Investors (an investment adviser); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer), General Counsel and Secretary, Old Mutual Fund Services (an adminstrator); General Counsel and Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, INVESCO PLC; and Vice President of The AIM Family of Funds®.
		Formerly: Senior Vice President, A I M Management Group Inc.; Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc. and A I M Distributors, Inc.; Vice President, AIM Investment Services, Inc. and Fund Management Company; and Senior Vice President and Compliance Director, Delaware Investments Family of Funds	N/A

Kevin M. Carome — 1956 Vice President	2003	Senior Vice President and General Counsel, INVESCO PLC; Director, INVESCO Funds Group, Inc.; and Vice President of The AIM Family of Funds®
		Formerly: Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. and A I M Advisors, Inc.; Senior Vice President, A I M Distributors, Inc.; Director, General Counsel, and Vice President Fund Management Company; Vice President, A I M Capital Management, Inc. and AIM Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; Chief Executive Officer and President, INVESCO Funds Group, Inc.; and Senior Vice President General Counsel, Liberty Financial Companies, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President, Principal Financial Officer and Treasurer	2004	Vice President, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, Treasurer and Principal Financial Officer of The AIM Family of Funds®
		Formerly: Fund Treasurer A I M Advisers, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of INVESCO's World Wide Fixed Income and Cash Management Group; Director of Cash Management and Senior Vice President, A I M Advisors, Inc. and A I M Capital Management, Inc.; Director and President, Fund Management Company; President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Vice President, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust)
		Formerly: Chief Cash Management Officer and Managing Director, A I M Capital Management, Inc.; Vice President, A I M Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Patrick J.P. Farmer — 1962 Vice President	2007	Head of North American Retail Investments, Chief Investment Officer and Executive Vice President, AIM Funds Management Inc. d/b/a AIM Trimark Investments; Senior Vice President and Head of Equity Investments, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Director, Trimark Trust and A I M Funds Management, Inc.	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services, Inc., AIM Private Asset Management, Inc., Fund Management Company and The AIM Family of Funds®
		Formerly: Manager of the Fraud Prevention Department, AIM Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, A I M Management Group Inc.; Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; Chief Compliance Officer of The AIM Family of Funds®; INVESCO Global Asset Management (N.A.), Inc. (registered investment adviser), INVESCO Institutional (N.A.), Inc., INVESCO Private Capital Investments, Inc. (holding company), INVESCO Private Capital, Inc. (registered investment adviser) and INVESCO Senior Secured Management, Inc. (registered investment adviser); and Vice President, A I M Distributors, Inc., AIM Investment Services, Inc. and Fund Management Company
		Formerly: Vice President, A I M Capital Management, Inc.; Global Head of Product Development, AIG-Global Investment Group, Inc.; and Chief Compliance Officer and Deputy General Counsel, AIG-SunAmerica Asset Management	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the Fund

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Investment Advisor

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the
Independent Trustees

Kramer, Levin, Naftalis &
Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

AIM Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Auditors

PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

Custodian

State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110-2801

35

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AIMinvestments.com/edelivery

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Register for eDelivery

eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

Why sign up?

Register for eDelivery to:

•      save your Fund the cost of printing and postage.

•      reduce the amount of paper you receive.

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•      view your documents online anytime at your convenience.

•      save the documents to your personal computer or print them out for your records.

How do I sign up?

It’s easy. Just follow these simple steps:

1.     Log in to your account.

2.     Click on the “Service Center” tab.

3.     Select “Register for eDelivery” and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01474 and 002-26125.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

If used after October 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

I-DYN-AR-1                   A I M Distributors, Inc.

[AIM Investments Logo]
— registered trademark —

AIM S&P 500 Index Fund

Annual Report to Shareholders • July 31, 2007

[COVER GLOBE IMAGE]

DOMESTIC EQUITY

Large-Cap Blend

Table of Contents

Letters to Shareholders	2
Performance Summary	4
Management Discussion	4
Long-term Fund Performance	6
Supplemental Information	8
Schedule of Investments	9
Financial Statements	19
Notes to Financial Statements	22
Financial Highlights	28
Auditor’s Report	31
Fund Expenses	32
Approval of Advisory Agreement	33
Tax Information	35
Trustees and Officers	36

[AIM investment solutions]

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[Domestic Equity]	[Fixed Income]

[Graphic]	[Graphic]	[Graphic]

[Target Risk]	[Target Maturity]	[Diversified Portfolios]

[Graphic]	[Graphic]

[Sector Equity]	[International/Global Equity]

[AIM Investments Logo]
— registered trademark —

[TAYLOR PHOTO]

Philip Taylor

Dear Shareholders of the AIM Family of Funds:

I’m pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

Despite a significant, albeit short-lived, stock market sell-off in late February and early March—and a more severe stock market decline that began in July—major stock market indexes in the United States and abroad generally performed well for the 12 months ended July 31, 2007. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and strong merger-and-acquisition activity, among other factors.

In July, institutional investors on Wall Street as well as individual investors on Main Street became concerned about growing delinquencies in the subprime mortgage market. They worried that such delinquencies, together with higher interest rates, might lead to a “credit crunch” that could reduce the availability of credit or increase borrowing costs for individuals and corporations. When consumers and companies can’t borrow money as easily, the economy tends to slow.

At AIM Investments —registered trademark—, we know that market conditions change—often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

•      Domestic, global and international equity funds

•      Taxable and tax-exempt fixed-income funds

•      Allocation portfolios, with risk/return characteristics to match your needs

•      AIM Independence Funds—target-maturity funds that combine retail mutual funds and PowerShares —registered trademark— exchange-traded funds—with risk/return characteristics that change as your target retirement date nears

We believe in the value of working with a trusted financial advisor. Your financial advisor can recommend various AIM funds that, together, can create a portfolio that’s appropriate for your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

In conclusion

Bob Graham, my friend and colleague, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instrumental in transforming AIM from a small investment management firm into one of America’s most respected mutual fund companies—and, in 1997, into a global independent retail and institutional investment manager.

In May, with shareholder approval, AIM Investments’ parent company changed its name from AMVESCAP PLC to INVESCO PLC, uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

All of us at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we’re grateful for the confidence you’ve placed in us.

Sincerely,

/s/ Philip Taylor

Philip Taylor

President – AIM Funds

CEO, AIM Investments

September 14, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

[CROCKETT PHOTO]

Bruce L. Crockett

Dear Fellow Shareholders:

In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards. Since my last letter, your Board has welcomed two new members: Marty Flanagan, President and CEO of INVESCO, AIM’s parent company, and Phil Taylor, who was named CEO of AIM Investments —registered trademark— in April 2006. Robert Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as Vice Chairman of the Board. We thank Bob for his many contributions and wish him a long and happy future.

Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of June 30, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn Kelley to Head of INVESCO’s Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen’s direction, AIM’s cash management organization grew to one of the world’s largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve.

In other news, your Board took a more active role in preparing for “proxy season,” the period when fund managers must vote the shares held by their funds “for” or “against” various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and “say for pay.” The AIM Funds voted against directors who AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against “poison pill” and “take under” proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the “About Us” tab, then go to “Required Notices” and “Proxy Voting Activity.”

Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.

Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in 2005. For more information on this process, please visit AIMinvestments.com. Click on the “Products and Performance” tab and go to “Investment Advisory Agreement Renewals.”

Your Board’s ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

1)     How important is it to you to hear about your Board’s decisions and activities in these letters?

2)     What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

3)     Would you prefer that communication from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

We need to hear from you to do our best job, and I look forward to your responses.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett

Independent Chair

AIM Funds Board of Directors

September 14, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

Management’s discussion of Fund performance

Performance Summary

For the fiscal year ended July 31, 2007, Investor Class shares of AIM S&P 500 Index Fund returned 15.51%, as shown in the table below. As intended by its investment strategy, the Fund performed in line with the S&P 500 Index and the Lipper S&P 500 Objective Funds Index.(1)

The Lipper S&P 500 Objective Funds Index consists of the largest S&P 500 Index funds tracked by Lipper Inc. Those funds, like AIM S&P 500 Index Fund, incur fund expenses and transaction costs when they buy or sell securities. The S&P 500 Index does not incur expenses or transaction costs, and therefore its returns are likely to be slightly higher than those of the Fund and its peer group index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 7/31/06–7/31/07, Investor Class performance is at net asset value.

Investor Class Shares	15.51%
S&P 500 Index(1) (Broad Market Index/Style-Specific Index)	16.13
Lipper S&P 500 Objective Funds Index(1) (Peer Group Index)	15.89

Source: (1)Lipper Inc.

How we invest

The Fund invests in the 500 stocks that comprise the S&P 500 Index, and in the same proportion as the index. In selecting stocks for the Fund, we use a full replication strategy that mirrors the S&P 500 Index in holdings and weightings by sector, industry and individual stock.

We make no effort to hedge against price movements in the S&P 500 Index. However, we use S&P 500 Index stock futures to fine-tune cash balances and accrued dividend income, allowing the Fund to stay virtually fully invested at all times.

In managing the Fund, we:

•      Rebalance the portfolio every quarter to adjust for any changes that may have occurred in the S&P 500 Index.

•      Make intra-quarter adjustments as necessary to keep the Fund’s weighting of its holdings in line with that of the S&P 500 Index.

•      Add a stock to the Fund when it is added to the S&P 500 Index.

•      Sell a stock when it is deleted from the S&P 500 Index, or when a spin-off occurs and the new company is not included in the S&P 500 Index.

Market conditions and your Fund

Over the 12 months ended July 31, 2007, the U.S. stock market, represented by the S&P 500 Index, delivered strong double-digit returns despite concerns about subprime mortgages and a weakening housing market.(2) We are not dismissing these concerns, but as investors we should keep in mind that the increase in market volatility near the close of the fiscal year followed a period of relatively low volatility and should have been expected by long-term investors.

As the fiscal year drew to a close, we saw a series of generally positive economic data and were encouraged by signs of continued economic strength and positive performance across most market capitalizations and sectors. Many of the concerns from 2006 relating to tensions in the Middle East and a new chairman of the U.S. Federal Reserve Board (the Fed) seemed to fade into the distant past as the markets turned their attention to the impact of a weakening housing market, rising delinquencies of subprime mortgages and slightly rising interest rates.

Gross domestic product (GDP), a measure of economic growth, increased at a healthy preliminary annualized rate of 4.0% in the

Portfolio Composition

By sector
Financials	19.3%
Information Technology	15.7
Health Care	11.3
Industrials	11.3
Energy	11.0
Consumer Discretionary	9.8
Consumer Staples	9.2
Telecommunication Services	3.7
Utilities	3.4
Materials	3.1
U.S. Treasury Bill and Other Assets Less Liabilities	2.2

Top Five Industries*

1. Integrated Oil & Gas	6.8%
2. Pharmaceuticals	6.0
3. Other Diversified Financial Services	4.5
4. Industrial Conglomerates	3.8
5. Computer Hardware	3.6

Total Net Assets	$228.83 million

Total Number of Holdings*	501

Top 10 Equity Holdings*

1. Exxon Mobil Corp.	3.6%
2. General Electric Co.	3.0
3. Microsoft Corp.	1.9
4. AT&T Inc.	1.8
5. Citigroup Inc.	1.7
6. Bank of America Corp.	1.6
7. Procter & Gamble Co. (The)	1.5
8. Chevron Corp.	1.4
9. Cisco Systems, Inc.	1.3
10. Johnson & Johnson	1.3

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

second quarter of 2007.(3) This was a significant increase over the first quarter of 2007 in which GDP grew at an annualized rate of just 0.6%.(3) Much of the growth in the second quarter was driven by an increase in net exports and higher defense spending.(2)

Inflation, as measured by the Consumer Price Index, rose to a seasonally adjusted annualized rate of 5.0% during the first half of 2007 compared to 2.5% for all of 2006.(4) This increase was largely due to energy costs, which rose by an annualized rate of 27.8% during the first six months of 2007.(4) This was a reversal from 2006, when energy costs actually declined during the second half of 2006 and were up only 2.9% for calendar year 2006.(4) Despite weakness in energy during the second half of 2006, energy stocks such as Exxon Mobil were among the leading contributors to Fund performance for the fiscal year.

Like energy, the other nine sectors of the S&P 500 contributed positively to Fund returns for the fiscal year, with particular strength coming from the information technology (IT) sector. The sector rebounded during the fourth quarter of 2006 as retail stores increased their consumer electronics inventories. In 2007, IT companies remained strong largely because their globally diversified business models have benefited from strong demand outside the United States. Top contributors to Fund performance from the IT sector included well-known names such as Cisco Systems and Microsoft.

It is worth noting that the latter months of the fiscal year were very different from the fiscal year as a whole as market volatility sharply increased. One potential culprit was an increase in interest rates. During the second quarter of 2007, the 10 year Treasury yield reached levels it had not seen since the market correction in the summer of 2006 and a range which it has not approached since May of 2002.(5)

Over the past several years, we have observed a steadily shrinking risk premium (the 10-year Treasury yield minus the BBB-rated corporate bond yield) from historically high levels in 2002 to near historical lows in the summer of 2007.(5) As we began to see a reversal of this trend, liquidity, or easily available sources of financing, became scarcer. We believe, the increasing risk premium caused investors to sell higher risk assets, making both fixed income and equity markets more volatile.

As a group, financials stocks suffered most as a result of investors’ concern. Financials was the worst performing sector for the Fund over the fiscal year, although it still contributed positively to Fund performance. Two key issues that plagued the sector were concerns about the extent of potential subprime loan defaults and the general impact of rising interest rates. Stocks that lagged the overall sector included Golden West Financial (which was acquired by Wachovia during the year) and Washington Mutual.

As investors we should remember that high market volatility in the summer of 2007 followed a historically uncommon period of relatively low market volatility. We seek to provide shareholders with exposure to the broad stock market as measured by the S&P 500 Index. The stock market can exhibit fairly erratic behavior over the short-term which is why we believe that it is important for investors to remain focused on their long-term investment strategy. We thank you for your investment in AIM S&P 500 Index Fund.

Sources: (2)Lipper Inc.; (3)Bureau of Economic Analysis; (4)Bureau of Labor Statistics; (5)Copyright 2007 © Ned Davis Research, Inc. All rights reserved.

The views and opinions expressed in management’s discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

Jeremy Lefkowitz

Portfolio manager, is lead manager of AIM S&P 500 Index Fund. He began his investment career in 1968 and is a former director of the research division of the Futures Industry Association and of the research division of the National Options and Futures Society. Mr. Lefkowitz earned a B.S. degree in industrial engineering in 1967 and an M.B.A. in finance in 1969, both from Columbia University.

Maureen Donnellan

Portfolio manager, is manager of AIM S&P 500 Index Fund. She has worked with the advisor, its affiliates and/or predecessors since 1974 and assumed her current duties in 2003. Ms. Donnellan is registered with the National Futures Association.

W. Lawson McWhorter

Portfolio manager, is manager of AIM S&P 500 Index Fund. He has been associated with the advisor and/or its affiliates, and has been responsible for the Fund, since 2005.

William E. Merson

Portfolio manager, is manager of AIM S&P 500 Index Fund. He joined the advisor in 1982 after serving as a pilot in the U.S. Air Force from 1968 to 1973. Mr. Merson earned a B.B.A. from Manhattan College in 1968 and an M.B.A. from New York University in 1989. He is registered with the National Futures Association.

Daniel Tsai

Portfolio manager, is manager of AIM S&P 500 Index Fund. Mr. Tsai joined the advisor in 2000. He earned a B.S. in mechanical engineering from National Taiwan University in 1985 and an M.S. in mechanical engineering from the University of Michigan in 1989. He also earned an M.S. in computer science at Wayne State University in 1998. He is registered with the National Futures Association and is a CFA Level III candidate.

Anne M. Unflat

Portfolio manager, is manager of AIM S&P 500 Index Fund. She has been associated with the advisor and/or its affiliates since 1988 and has been responsible for the Fund since 2006.

Your Fund’s long-term performance

[MOUNTAIN CHART]

Results of a $10,000 Investment

Fund and index data from 12/23/97

Date	AIM S&P 500 Index Fund -Investor Class Shares	S&P 500 Index(1)	Lipper S&P 500 Objective Funds Index(1)

12/23/97	$10000	$10000	$10000
12/97	10330	10338	10340
1/98	10530	10452	10455
2/98	11231	11206	11203
3/98	11810	11779	11772
4/98	11976	11900	11888
5/98	11774	11695	11679
6/98	12316	12170	12151
7/98	12210	12041	12021
8/98	10480	10302	10284
9/98	11174	10962	10942
10/98	12064	11853	11830
11/98	12790	12571	12542
12/98	13545	13295	13270
1/99	14121	13850	13815
2/99	13655	13420	13383
3/99	14202	13957	13915
4/99	14721	14497	14448
5/99	14354	14155	14101
6/99	15147	14939	14882
7/99	14662	14474	14416
8/99	14590	14403	14339
9/99	14193	14008	13945
10/99	15080	14894	14823
11/99	15385	15197	15119
12/99	16282	16091	16006
1/00	15464	15282	15199
2/00	15155	14993	14906
3/00	16630	16459	16357
4/00	16118	15964	15862
5/00	15766	15637	15532
6/00	16148	16022	15909
7/00	15883	15772	15663
8/00	16885	16751	16631
9/00	15975	15867	15753
10/00	15897	15799	15683
11/00	14592	14555	14445
12/00	14654	14626	14515
1/01	15163	15145	15024
2/01	13775	13765	13653
3/01	12892	12893	12784
4/01	13885	13894	13773
5/01	13970	13988	13861
6/01	13633	13647	13519
7/01	13489	13513	13382
8/01	12633	12668	12541
9/01	11620	11645	11523
10/01	11835	11867	11740
11/01	12724	12777	12637
12/01	12840	12889	12743
1/02	12642	12701	12554
2/02	12388	12456	12309
3/02	12854	12925	12768
4/02	12059	12142	11991
5/02	11964	12052	11899
6/02	11073	11194	11047
7/02	10207	10322	10190
8/02	10271	10389	10256
9/02	9154	9261	9138
10/02	9950	10076	9941
11/02	10526	10668	10523
12/02	9907	10042	9902
1/03	9635	9779	9639
2/03	9485	9632	9492
3/03	9581	9725	9583
4/03	10345	10526	10369
5/03	10882	11080	10912
6/03	11021	11222	11047
7/03	11201	11420	11240
8/03	11416	11642	11456
9/03	11287	11519	11330
10/03	11920	12170	11967
11/03	12017	12277	12069
12/03	12643	12920	12699
1/04	12869	13157	12928
2/04	13043	13340	13104
3/04	12838	13139	12903
4/04	12621	12933	12696
5/04	12794	13110	12867
6/04	13038	13365	13114
7/04	12594	12923	12677
8/04	12636	12975	12725
9/04	12772	13115	12859
10/04	12957	13315	13053
11/04	13479	13854	13576
12/04	13924	14325	14040
1/05	13574	13976	13696
2/05	13858	14270	13981
3/05	13610	14018	13733
4/05	13346	13752	13470
5/05	13764	14189	13894
6/05	13770	14209	13910
7/05	14277	14738	14425
8/05	14144	14603	14290
9/05	14242	14722	14402
10/05	13999	14476	14158
11/05	14518	15023	14691
12/05	14516	15028	14693
1/06	14904	15426	15080
2/06	14937	15468	15118
3/06	15113	15660	15303
4/06	15302	15871	15505
5/06	14857	15414	15055
6/06	14867	15435	15073
7/06	14956	15530	15163
8/06	15302	15899	15519
9/06	15690	16308	15916
10/06	16194	16840	16430
11/06	16497	17159	16738
12/06	16725	17400	16977
1/07	16962	17663	17229
2/07	16623	17318	16888
3/07	16806	17512	17072
4/07	17545	18287	17825
5/07	18149	18925	18444
6/07	17836	18610	18135
7/07	17280	18035	17572

Source: (1)Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, Fund expenses and management fees. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Average Annual Total Returns

As of 7/31/07

Investor Class Shares
Inception (12/23/97)	5.86%
5 Years	11.10
1 Year	15.51

Average Annual Total Returns

As of 6/30/07, the most recent calendar quarter-end

Investor Class Shares
Inception (12/23/97)	6.27%
5 Years	10.00
1 Year	19.96

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Investor Class shares was 0.60%.(1) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Investor Class shares was 0.81%. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Investor Class shares do not have a front-end or a contingent deferred sales charge; therefore, performance is at net asset value.

Had the advisor not waived fees and/or reimbursed expenses in the past, performance would have been lower.

A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 30 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

(1)Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2008. See current prospectus for more information.

For a discussion of the risks of investing in your Fund and indexes used in this report, please turn the page.

AIM S&P 500 INDEX FUND’s investment objective is price performance and income comparable to the Standard & Poor’s 500 Index (the S&P 500 —registered trademark— Index).

•      Unless otherwise stated, information presented in this report is as of July 31, 2007, and is based on total net assets.

•      Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes

•      Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

Principal risks of investing in the Fund

•      The prices of securities held by the Fund may decline in response to market risks.

•      Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•      Although the S&P 500 Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on economic and market conditions.

•      A direct investment cannot be made in an index. Because the Fund will incur operating expenses and transaction costs, performance will not track the specific returns of the S&P 500 Index.

•      The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their value may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk—the risk that the other party will not complete the transaction with the Fund.

•      It is possible that the S&P 500 Index could become less diversified if its largest companies significantly increase in value relative to the S&P 500 Index’s other components.

•      There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

About indexes used in this report

•      The S&P 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry.

•      The Lipper S&P 500 Objective Funds Index is an equally weighted representation of the largest funds in the Lipper S&P 500 Objective Funds category. These funds are passively managed and commit by prospectus language to replicate the performance of the S&P 500 Index while having limited expenses (advisor fee no higher than 0.50%).

•      A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

•      The returns shown in the management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•      Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

•      “Standard & Poor’s —registered trademark—,” “S&P —registered trademark—,” “S&P 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by A I M Management Group, Inc. AIM S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in AIM S&P 500 Index Fund.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Not FDIC Insured  May lose value  No bank guarantee

AIMinvestments.com

Fund NASDAQ Symbols

Investor Class Shares	ISPIX

AIM S&P 500 Index Fund

Schedule of Investments

July 31, 2007

	Shares	Value
Common Stocks & Other Equity Interests–97.75%
Advertising–0.17%
Interpublic Group of Cos., Inc. (The)(a)(b)	8,101	$84,980
Omnicom Group Inc.	5,715	296,437
		381,417
Aerospace & Defense–2.77%
Boeing Co. (The)	13,606	1,407,269
General Dynamics Corp.	6,994	549,449
Goodrich Corp.	2,162	136,011
Honeywell International Inc.	13,473	774,832
L-3 Communications Holdings, Inc.	2,158	210,534
Lockheed Martin Corp.	6,131	603,781
Northrop Grumman Corp.	5,963	453,784
Precision Castparts Corp.(a)	2,377	325,792
Raytheon Co.	7,669	424,556
Rockwell Collins, Inc.(a)	2,891	198,612
United Technologies Corp.	17,183	1,253,843
		6,338,463
Agricultural Products–0.17%
Archer-Daniels-Midland Co.	11,279	378,974
Air Freight & Logistics–0.93%
FedEx Corp.	5,313	588,362
Robinson (C.H.) Worldwide, Inc.(a)	2,957	143,858
United Parcel Service, Inc.–Class B	18,300	1,385,676
		2,117,896
Airlines–0.09%
Southwest Airlines Co.	13,492	211,285
Aluminum–0.25%
Alcoa Inc.	15,025	573,955
Apparel Retail–0.27%
Abercrombie & Fitch Co.–Class A(a)	1,524	106,528
Gap, Inc. (The)	9,160	157,552
Limited Brands, Inc.(a)	5,913	142,799
TJX Cos., Inc. (The)	7,859	218,087
		624,966
Apparel, Accessories & Luxury Goods–0.28%
Coach, Inc.(b)	6,412	291,490

	Shares	Value
Apparel, Accessories & Luxury Goods–(continued)
Jones Apparel Group, Inc.(a)	1,901	$47,449
Liz Claiborne, Inc.(a)	1,838	64,587
Polo Ralph Lauren Corp.	1,069	95,515
VF Corp.	1,539	132,031
		631,072
Application Software–0.40%
Adobe Systems Inc.(b)	10,161	409,387
Autodesk, Inc.(b)	3,994	169,226
Citrix Systems, Inc.(a)(b)	3,120	112,850
Compuware Corp.(b)	5,196	48,479
Intuit Inc.(a)(b)	5,919	169,520
		909,462
Asset Management & Custody Banks–1.23%
American Capital Strategies, Ltd.(a)	3,050	115,808
Ameriprise Financial, Inc.	4,064	244,937
Bank of New York Mellon Corp. (The)	19,518	830,491
Federated Investors, Inc.–Class B	1,558	56,104
Franklin Resources, Inc.(a)	2,846	362,495
Janus Capital Group Inc.	3,220	96,793
Legg Mason, Inc.	2,272	204,480
Northern Trust Corp.	3,260	203,620
State Street Corp.	6,861	459,893
T. Rowe Price Group Inc.(a)	4,570	238,234
		2,812,855
Auto Parts & Equipment–0.17%
Johnson Controls, Inc.	3,409	385,728
Automobile Manufacturers–0.26%
Ford Motor Co.(a)(b)	32,489	276,481
General Motors Corp.(a)	9,776	316,743
		593,224
Automotive Retail–0.07%
AutoNation, Inc.(a)(b)	2,576	50,181
AutoZone, Inc.(a)(b)	825	104,618
		154,799
Biotechnology–1.15%
Amgen Inc.(b)	20,039	1,076,896
Biogen Idec Inc.(a)(b)	4,925	278,459

AIM S&P 500 Index Fund

	Shares	Value
Biotechnology–(continued)
Celgene Corp.(a)(b)	6,564	$397,516
Genzyme Corp.(b)	4,541	286,401
Gilead Sciences, Inc.(b)	16,136	600,743
		2,640,015
Brewers–0.31%
Anheuser-Busch Cos., Inc.	13,129	640,301
Molson Coors Brewing Co.–Class B	821	73,020
		713,321
Broadcasting & Cable TV–1.09%
CBS Corp.–Class B	12,658	401,512
Clear Channel Communications, Inc.	8,576	316,454
Comcast Corp.–Class A(a)(b)	53,777	1,412,722
DIRECTV Group, Inc. (The)(b)	13,322	298,546
Scripps Co. (E.W.) (The)–Class A(a)	1,451	59,447
		2,488,681
Building Products–0.15%
American Standard Cos. Inc.	3,038	164,204
Masco Corp.(a)	6,526	177,572
		341,776
Casinos & Gaming–0.21%
Harrah's Entertainment, Inc.	3,225	273,125
International Game Technology	5,744	202,878
		476,003
Coal & Consumable Fuels–0.14%
CONSOL Energy Inc.(a)	3,146	131,031
Peabody Energy Corp.(a)	4,559	192,663
		323,694
Commercial Printing–0.07%
Donnelley (R.R.) & Sons Co.	3,803	160,715
Communications Equipment–2.70%
Avaya Inc.(b)	7,773	128,565
Ciena Corp.(b)	1,485	54,247
Cisco Systems, Inc.(b)	104,915	3,033,093
Corning Inc.(b)	27,177	647,900
JDS Uniphase Corp.(a)(b)	3,648	52,276
Juniper Networks, Inc.(b)	9,786	293,189
Motorola, Inc.	39,997	679,549
QUALCOMM Inc.	28,802	1,199,603
Tellabs, Inc.(a)(b)	7,564	85,851
		6,174,273

	Shares	Value
Computer & Electronics Retail–0.17%
Best Buy Co., Inc.(a)	6,994	$311,862
Circuit City Stores, Inc.(a)	2,346	27,917
RadioShack Corp.(a)	2,366	59,458
		399,237
Computer Hardware–3.60%
Apple Inc.(b)	14,946	1,969,285
Dell Inc.(b)	39,254	1,097,934
Hewlett-Packard Co.	45,255	2,083,088
International Business Machines Corp.	23,605	2,611,893
NCR Corp.(b)	3,108	162,300
Sun Microsystems, Inc.(b)	61,695	314,645
		8,239,145
Computer Storage & Peripherals–0.51%
EMC Corp.(b)	36,261	671,191
Lexmark International, Inc.–Class A(b)	1,633	64,569
Network Appliance, Inc.(b)	6,411	181,688
QLogic Corp.(a)(b)	2,702	35,909
SanDisk Corp.(b)	3,943	211,463
		1,164,820
Construction & Engineering–0.08%
Fluor Corp.(a)	1,523	175,922
Construction & Farm Machinery & Heavy Trucks–0.90%
Caterpillar Inc.	11,066	872,001
Cummins Inc.	1,801	213,779
Deere & Co.	3,887	468,072
PACCAR Inc.(a)	4,290	351,008
Terex Corp.(b)	1,781	153,611
		2,058,471
Construction Materials–0.07%
Vulcan Materials Co.(a)	1,646	157,555
Consumer Electronics–0.06%
Harman International Industries, Inc.	1,125	130,500
Consumer Finance–0.99%
American Express Co.	20,539	1,202,353
Capital One Financial Corp.	7,140	505,227
Discover Financial Services(b)	9,105	209,870
SLM Corp.(a)	7,108	349,500
		2,266,950

AIM S&P 500 Index Fund

	Shares	Value
Data Processing & Outsourced Services–0.96%
Affiliated Computer Services, Inc.–Class A(b)	1,723	$92,456
Automatic Data Processing, Inc.	9,560	443,775
Computer Sciences Corp.(b)	2,992	166,595
Convergys Corp.(b)	2,395	45,625
Electronic Data Systems Corp.	8,792	237,296
Fidelity National Information Services, Inc.	2,826	140,254
First Data Corp.	13,036	414,414
Fiserv, Inc.(a)(b)	2,906	143,615
Paychex, Inc.(a)	5,873	243,025
Western Union Co.	13,351	266,352
		2,193,407
Department Stores–0.57%
Dillard's, Inc.–Class A	1,052	31,444
J.C. Penney Co., Inc.	3,887	264,472
Kohl's Corp.(b)	5,574	338,899
Macy's, Inc.	7,941	286,432
Nordstrom, Inc.(a)	3,878	184,515
Sears Holdings Corp.(a)(b)	1,422	194,515
		1,300,277
Distillers & Vintners–0.07%
Brown-Forman Corp.–Class B(a)	1,372	91,156
Constellation Brands, Inc.–Class A(a)(b)	3,335	73,136
		164,292
Distributors–0.06%
Genuine Parts Co.	2,943	140,028
Diversified Banks–1.99%
Comerica Inc.	2,694	141,866
U.S. Bancorp	30,046	899,878
Wachovia Corp.	33,063	1,560,904
Wells Fargo & Co.	57,712	1,948,934
		4,551,582
Diversified Chemicals–0.82%
Ashland Inc.	975	59,533
Dow Chemical Co. (The)	16,471	716,159
E. I. du Pont de Nemours and Co.	15,961	745,858
Eastman Chemical Co.	1,463	100,684
Hercules Inc.(b)	1,970	40,897
PPG Industries, Inc.	2,836	216,302
		1,879,433

	Shares	Value
Diversified Commercial & Professional Services–0.08%
Cintas Corp.	2,355	$86,099
Equifax Inc.(a)	2,535	102,566
		188,665
Diversified Metals & Mining–0.27%
Freeport-McMoRan Copper & Gold, Inc.(a)	6,486	609,554
Diversified REIT's–0.11%
Vornado Realty Trust(a)	2,256	241,460
Drug Retail–0.74%
CVS Caremark Corp.	26,671	938,552
Walgreen Co.	17,294	764,049
		1,702,601
Education Services–0.06%
Apollo Group, Inc.–Class A(b)	2,418	142,928
Electric Utilities–1.75%
Allegheny Energy, Inc.(a)(b)	2,863	149,534
American Electric Power Co., Inc.	6,890	299,646
Duke Energy Corp.(a)	21,763	370,624
Edison International	5,629	297,718
Entergy Corp.	3,408	340,664
Exelon Corp.	11,623	815,353
FirstEnergy Corp.(a)	5,261	319,606
FPL Group, Inc.	7,022	405,380
Pinnacle West Capital Corp.(a)	1,739	65,178
PPL Corp.	6,651	313,528
Progress Energy, Inc.	4,369	190,751
Southern Co.	12,991	437,017
		4,004,999
Electrical Components & Equipment–0.44%
Cooper Industries, Ltd.–Class A	3,162	167,333
Emerson Electric Co.	13,742	646,836
Rockwell Automation, Inc.(a)	2,725	190,723
		1,004,892
Electronic Equipment Manufacturers–0.13%
Agilent Technologies, Inc.(b)	6,841	260,984
Tektronix, Inc.(a)	1,429	46,943
		307,927

AIM S&P 500 Index Fund

	Shares	Value
Electronic Manufacturing Services–0.22%
Jabil Circuit, Inc.	3,118	$70,249
Molex Inc.	2,454	69,546
Solectron Corp.(a)(b)	15,621	58,735
Tyco Electronics Ltd.(b)	8,564	306,745
		505,275
Environmental & Facilities Services–0.17%
Allied Waste Industries, Inc.(b)	4,411	56,770
Waste Management, Inc.	8,940	339,988
		396,758
Fertilizers & Agricultural Chemicals–0.26%
Monsanto Co.	9,392	605,314
Food Distributors–0.15%
Sysco Corp.	10,678	340,415
Food Retail–0.35%
Kroger Co. (The)	12,233	317,569
Safeway Inc.	7,630	243,168
SUPERVALU Inc.	3,590	149,595
Whole Foods Market, Inc.(a)	2,459	91,081
		801,413
Footwear–0.16%
Nike, Inc.–Class B	6,550	369,748
Forest Products–0.12%
Weyerhaeuser Co.(a)	3,730	265,725
Gas Utilities–0.08%
Nicor Inc.(a)	800	31,528
Questar Corp.	2,979	153,389
		184,917
General Merchandise Stores–0.44%
Big Lots, Inc.(a)(b)	1,896	49,031
Family Dollar Stores, Inc.	2,642	78,256
Target Corp.	14,713	891,166
		1,018,453
Gold–0.14%
Newmont Mining Corp.(a)	7,794	325,400
Health Care Distributors–0.43%
AmerisourceBergen Corp.	3,301	155,510
Cardinal Health, Inc.	6,646	436,842

	Shares	Value
Health Care Distributors–(continued)
McKesson Corp.	5,094	$294,229
Patterson Cos. Inc.(b)	2,421	86,841
		973,422
Health Care Equipment–1.65%
Bard (C.R.), Inc.	1,784	139,990
Baxter International Inc.	11,258	592,171
Becton, Dickinson and Co.	4,233	323,232
Boston Scientific Corp.(b)	20,504	269,628
Covidien Ltd.(b)	8,564	350,675
Hospira, Inc.(b)	2,692	104,100
Medtronic, Inc.	19,899	1,008,282
St. Jude Medical, Inc.(b)	5,823	251,204
Stryker Corp.	5,152	321,639
Varian Medical Systems, Inc.(b)	2,202	89,842
Zimmer Holdings, Inc.(b)	4,091	318,116
		3,768,879
Health Care Facilities–0.05%
Manor Care, Inc.	1,264	80,075
Tenet Healthcare Corp.(a)(b)	8,173	42,336
		122,411
Health Care Services–0.41%
Express Scripts, Inc.(b)	4,690	235,110
Laboratory Corp. of America Holdings(b)	2,031	149,989
Medco Health Solutions, Inc.(b)	4,826	392,209
Quest Diagnostics Inc.(a)	2,730	151,433
		928,741
Health Care Supplies–0.03%
Bausch & Lomb Inc.(a)	955	61,053
Health Care Technology–0.04%
IMS Health Inc.	3,415	96,064
Home Entertainment Software–0.11%
Electronic Arts Inc.(a)(b)	5,352	260,321
Home Furnishings–0.03%
Leggett & Platt, Inc.(a)	3,094	64,139
Home Improvement Retail–0.93%
Home Depot, Inc. (The)	34,113	1,267,980
Lowe's Cos., Inc.(a)	26,007	728,456
Sherwin-Williams Co. (The)	1,891	131,784
		2,128,220

AIM S&P 500 Index Fund

	Shares	Value
Homebuilding–0.15%
Centex Corp.(a)	2,063	$76,971
D.R. Horton, Inc.(a)	4,709	76,851
KB Home(a)	1,327	42,212
Lennar Corp.–Class A(a)	2,405	73,737
Pulte Homes, Inc.	3,718	71,906
		341,677
Homefurnishing Retail–0.07%
Bed Bath & Beyond Inc.(b)	4,716	163,362
Hotels, Resorts & Cruise Lines–0.53%
Carnival Corp.(a)(c)	7,644	338,706
Hilton Hotels Corp.	6,734	297,710
Marriott International, Inc.–Class A	5,656	235,007
Starwood Hotels & Resorts Worldwide, Inc.	3,716	233,959
Wyndham Worldwide Corp.(a)(b)	3,149	105,964
		1,211,346
Household Appliances–0.16%
Black & Decker Corp. (The)	1,147	99,296
Snap-on Inc.	1,017	53,219
Stanley Works (The)	1,448	80,118
Whirlpool Corp.	1,363	139,176
		371,809
Household Products–2.03%
Clorox Co. (The)	2,622	158,526
Colgate-Palmolive Co.	8,837	583,242
Kimberly-Clark Corp.(a)	7,881	530,155
Procter & Gamble Co. (The)	54,414	3,366,050
		4,637,973
Housewares & Specialties–0.15%
Fortune Brands, Inc.(a)	2,639	214,551
Newell Rubbermaid Inc.	4,819	127,462
		342,013
Human Resource & Employment Services–0.08%
Monster Worldwide Inc.(a)(b)	2,256	87,736
Robert Half International, Inc.	2,872	97,619
		185,355
Hypermarkets & Super Centers–1.04%
Costco Wholesale Corp.	7,717	461,477
Wal-Mart Stores, Inc.	41,890	1,924,845
		2,386,322

	Shares	Value
Independent Power Producers & Energy Traders–0.47%
AES Corp. (The)(b)	11,536	$226,683
Constellation Energy Group	3,121	261,540
Dynegy Inc.–Class A(b)	6,940	61,835
TXU Corp.	7,933	517,628
		1,067,686
Industrial Conglomerates–3.78%
3M Co.	12,445	1,106,609
General Electric Co.	177,786	6,890,985
Textron Inc.	2,167	244,633
Tyco International Ltd.	8,564	404,968
		8,647,195
Industrial Gases–0.33%
Air Products and Chemicals, Inc.	3,742	323,196
Praxair, Inc.	5,506	421,870
		745,066
Industrial Machinery–0.82%
Danaher Corp.(a)	4,113	307,159
Dover Corp.	3,532	180,132
Eaton Corp.	2,531	245,963
Illinois Tool Works Inc.	7,118	391,846
Ingersoll-Rand Co. Ltd.–Class A	5,211	262,217
ITT Corp.	3,139	197,380
Pall Corp.	2,118	87,939
Parker Hannifin Corp.	2,001	197,459
		1,870,095
Industrial REIT's–0.11%
ProLogis	4,433	252,238
Insurance Brokers–0.20%
Aon Corp.(a)	5,062	202,683
Marsh & McLennan Cos., Inc.	9,597	264,397
		467,080
Integrated Oil & Gas–6.86%
Chevron Corp.	37,140	3,166,556
ConocoPhillips	28,243	2,283,164
Exxon Mobil Corp.	97,346	8,287,065
Hess Corp.	4,714	288,497
Marathon Oil Corp.	11,853	654,286
Murphy Oil Corp.(a)	3,250	201,630
Occidental Petroleum Corp.(a)	14,408	817,222
		15,698,420

AIM S&P 500 Index Fund

	Shares	Value
Integrated Telecommunication Services–3.05%
AT&T Inc.	106,544	$4,172,263
CenturyTel, Inc.	1,892	86,786
Citizens Communications Co.(a)	5,916	85,368
Embarq Corp.	2,610	161,272
Qwest Communications International Inc.(a)(b)	26,841	228,954
Verizon Communications Inc.	50,171	2,138,288
Windstream Corp.(a)	8,237	113,341
		6,986,272
Internet Retail–0.23%
Amazon.com, Inc.(a)(b)	5,369	421,681
IAC/InterActiveCorp(a)(b)	3,773	108,436
		530,117
Internet Software & Services–1.43%
Akamai Technologies, Inc.(a)(b)	2,849	96,752
eBay Inc.(b)	19,561	633,777
Google Inc.–Class A(b)	3,768	1,921,680
VeriSign, Inc.(b)	4,235	125,737
Yahoo! Inc.(b)	20,900	485,925
		3,263,871
Investment Banking & Brokerage–2.15%
Bear Stearns Cos. Inc. (The)	2,056	249,228
E*TRADE Financial Corp.(b)	7,375	136,585
Goldman Sachs Group, Inc. (The)	7,057	1,329,115
Lehman Brothers Holdings Inc.	9,203	570,586
Merrill Lynch & Co., Inc.	15,047	1,116,488
Morgan Stanley	18,211	1,163,137
Schwab (Charles) Corp. (The)(a)	17,484	351,953
		4,917,092
IT Consulting & Other Services–0.11%
Cognizant Technology Solutions Corp.–Class A(b)	2,483	201,073
Unisys Corp.(b)	6,008	48,605
		249,678
Leisure Products–0.12%
Brunswick Corp.(a)	1,566	43,785
Hasbro, Inc.(a)	2,714	76,046
Mattel, Inc.	6,780	155,330
		275,161
Life & Health Insurance–1.19%
AFLAC Inc.(a)	8,451	440,466
Lincoln National Corp.	4,661	281,151

	Shares	Value
Life & Health Insurance–(continued)
MetLife, Inc.	12,815	$771,719
Principal Financial Group, Inc.	4,627	260,917
Prudential Financial, Inc.	8,079	716,042
Torchmark Corp.	1,650	101,541
Unum Group	5,923	143,929
		2,715,765
Life Sciences Tools & Services–0.31%
Applera Corp.–Applied Biosystems Group	3,171	98,999
Millipore Corp.(a)(b)	932	73,264
PerkinElmer, Inc.	2,069	57,580
Thermo Fisher Scientific, Inc.(b)	7,290	380,611
Waters Corp.(b)	1,743	101,547
		712,001
Managed Health Care–1.28%
Aetna Inc.	8,922	428,881
Cigna Corp.(a)	4,960	256,134
Coventry Health Care, Inc.(a)(b)	2,701	150,743
Humana Inc.(b)	2,903	186,053
UnitedHealth Group Inc.	23,156	1,121,445
WellPoint Inc.(b)	10,604	796,573
		2,939,829
Metal & Glass Containers–0.07%
Ball Corp.	1,764	90,440
Pactiv Corp.(b)	2,252	71,186
		161,626
Motorcycle Manufacturers–0.11%
Harley-Davidson, Inc.(a)	4,450	255,074
Movies & Entertainment–1.62%
News Corp.–Class A(a)	40,249	850,059
Time Warner Inc.	65,415	1,259,893
Viacom Inc.–Class B(b)	11,908	456,076
Walt Disney Co. (The)	34,243	1,130,019
		3,696,047
Multi-Line Insurance–1.77%
American International Group, Inc.	44,829	2,877,125
Assurant, Inc.(a)	1,714	86,934
Genworth Financial Inc.–Class A	7,228	220,599
Hartford Financial Services Group, Inc. (The)	5,469	502,437
Loews Corp.	7,701	365,027
		4,052,122

AIM S&P 500 Index Fund

	Shares	Value
Multi-Utilities–1.11%
Ameren Corp.	3,563	$170,953
CenterPoint Energy, Inc.(a)	5,501	90,656
CMS Energy Corp.(a)	3,876	62,636
Consolidated Edison, Inc.(a)	4,656	203,374
Dominion Resources, Inc.(a)	6,053	509,784
DTE Energy Co.(a)	3,042	141,088
Integrys Energy Group, Inc.(a)	1,330	65,822
KeySpan Corp.	3,036	126,146
NiSource Inc.	4,735	90,296
PG&E Corp.(a)	6,073	259,985
Public Service Enterprise Group Inc.(a)	4,367	376,217
Sempra Energy	4,538	239,243
TECO Energy, Inc.	3,645	58,830
Xcel Energy, Inc.	7,065	143,420
		2,538,450
Office Electronics–0.12%
Xerox Corp.(b)	16,197	282,800
Office REIT's–0.08%
Boston Properties, Inc.	2,056	194,271
Office Services & Supplies–0.12%
Avery Dennison Corp.	1,583	97,101
Pitney Bowes Inc.	3,795	174,950
		272,051
Oil & Gas Drilling–0.50%
ENSCO International Inc.	2,576	157,316
Nabors Industries Ltd.(a)(b)	4,864	142,224
Noble Corp.(a)	2,315	237,195
Rowan Cos., Inc.	1,911	80,625
Transocean Inc.(b)	4,978	534,886
		1,152,246
Oil & Gas Equipment & Services–1.74%
Baker Hughes Inc.	5,533	437,384
BJ Services Co.	5,058	132,267
Halliburton Co.	15,794	568,900
National-Oilwell Varco Inc.(b)	3,068	368,497
Schlumberger Ltd.	20,366	1,929,067
Smith International, Inc.	3,463	212,663
Weatherford International Ltd.(b)	5,820	322,021
		3,970,799

	Shares	Value
Oil & Gas Exploration & Production–1.02%
Anadarko Petroleum Corp.(a)	8,016	$403,445
Apache Corp.	5,722	462,566
Chesapeake Energy Corp.(a)	7,074	240,799
Devon Energy Corp.	7,685	573,378
EOG Resources, Inc.	4,226	296,243
XTO Energy, Inc.	6,624	361,207
		2,337,638
Oil & Gas Refining & Marketing–0.34%
Sunoco, Inc.	2,098	139,978
Valero Energy Corp.	9,486	635,657
		775,635
Oil & Gas Storage & Transportation–0.36%
El Paso Corp.(a)	12,100	201,465
Spectra Energy Corp.(a)	10,918	278,081
Williams Cos., Inc. (The)	10,348	333,723
		813,269
Other Diversified Financial Services–4.46%
Bank of America Corp.	76,687	3,636,498
Citigroup Inc.	85,477	3,980,664
JPMorgan Chase & Co.	59,032	2,597,998
		10,215,160
Packaged Foods & Meats–1.25%
Campbell Soup Co.	3,748	138,039
ConAgra Foods, Inc.	8,606	218,162
Dean Foods Co.(a)	2,256	64,905
General Mills, Inc.	5,984	332,830
Heinz (H.J.) Co.	5,613	245,625
Hershey Co. (The)	2,962	136,548
Kellogg Co.	4,328	224,234
Kraft Foods Inc.–Class A	27,719	907,797
McCormick & Co., Inc.(a)	2,249	76,826
Sara Lee Corp.	12,693	201,184
Tyson Foods, Inc.–Class A	4,368	93,039
Wrigley Jr. (Wm.) Co.	3,706	213,762
		2,852,951

AIM S&P 500 Index Fund

	Shares	Value
Paper Packaging–0.10%
Bemis Co., Inc.	1,826	$53,812
Sealed Air Corp.(a)	2,808	76,518
Temple-Inland Inc.	1,828	106,262
		236,592
Paper Products–0.17%
International Paper Co.(a)	7,526	278,989
MeadWestvaco Corp.	3,157	102,729
		381,718
Personal Products–0.16%
Avon Products, Inc.	7,582	273,028
Estee Lauder Cos. Inc. (The)–Class A	2,038	91,751
		364,779
Pharmaceuticals–5.97%
Abbott Laboratories	26,617	1,349,216
Allergan, Inc.	5,306	308,438
Barr Pharmaceuticals Inc.(a)(b)	1,896	97,113
Bristol-Myers Squibb Co.	34,008	966,167
Forest Laboratories, Inc.(a)(b)	5,490	220,698
Johnson & Johnson	50,054	3,028,267
King Pharmaceuticals, Inc.(b)	4,210	71,612
Lilly (Eli) and Co.(a)	17,048	922,126
Merck & Co. Inc.	37,451	1,859,442
Mylan Laboratories Inc.(a)	4,283	68,657
Pfizer Inc.	121,280	2,851,293
Schering-Plough Corp.	25,736	734,505
Watson Pharmaceuticals, Inc.(a)(b)	1,804	54,878
Wyeth	23,244	1,127,799
		13,660,211
Photographic Products–0.05%
Eastman Kodak Co.(a)	4,958	125,190
Property & Casualty Insurance–1.22%
ACE Ltd.	5,617	324,213
Allstate Corp. (The)	10,496	557,863
Ambac Financial Group, Inc.(a)	1,761	118,251
Chubb Corp. (The)	6,937	349,694
Cincinnati Financial Corp.	2,966	116,267
MBIA Inc.(a)	2,260	126,786
Progressive Corp. (The)	12,722	266,908
SAFECO Corp.(a)	1,834	107,234
Travelers Cos., Inc. (The)	11,474	582,650
XL Capital Ltd.–Class A(a)	3,212	250,086
		2,799,952

	Shares	Value
Publishing–0.33%
Dow Jones & Co., Inc.	1,129	$64,782
Gannett Co., Inc.	4,054	202,295
McGraw-Hill Cos., Inc. (The)	5,930	358,765
Meredith Corp.	693	39,147
New York Times Co. (The)–Class A(a)	2,498	57,104
Tribune Co.(a)	1,480	41,381
		763,474
Railroads–0.78%
Burlington Northern Santa Fe Corp.	6,153	505,407
CSX Corp.(a)	7,553	358,088
Norfolk Southern Corp.	6,794	365,381
Union Pacific Corp.	4,678	557,337
		1,786,213
Real Estate Management & Development–0.05%
CB Richard Ellis Group, Inc.–Class A(a)(b)	3,269	114,153
Regional Banks–1.55%
BB&T Corp.	9,375	350,812
Commerce Bancorp, Inc.(a)	3,306	110,586
Compass Bancshares, Inc.(a)	2,275	157,612
Fifth Third Bancorp	9,505	350,639
First Horizon National Corp.(a)	2,172	68,896
Huntington Bancshares Inc.	6,299	120,941
KeyCorp	6,778	235,129
M&T Bank Corp.(a)	1,309	139,134
Marshall & Ilsley Corp.(a)	4,475	184,415
National City Corp.(a)	9,949	292,401
PNC Financial Services Group, Inc.	5,957	397,034
Regions Financial Corp.(a)	12,177	366,162
SunTrust Banks, Inc.	6,162	482,485
Synovus Financial Corp.(a)	5,615	156,995
Zions Bancorp.	1,900	141,645
		3,554,886
Residential REIT's–0.28%
Apartment Investment & Management Co.–Class A(a)	1,678	70,895
Archstone-Smith Trust	3,851	221,086
AvalonBay Communities, Inc.	1,376	148,567
Equity Residential	5,012	199,528
		640,076
Restaurants–0.78%
Darden Restaurants, Inc.(a)	2,442	103,956
McDonald's Corp.	20,630	987,558
Starbucks Corp.(b)	12,800	341,504

AIM S&P 500 Index Fund

	Shares	Value
Restaurants–(continued)
Wendy's International, Inc.	1,508	$52,825
Yum! Brands, Inc.	9,050	289,962
		1,775,805
Retail REIT's–0.34%
Developers Diversified Realty Corp.	2,158	103,584
General Growth Properties, Inc.	4,234	203,148
Kimco Realty Corp.(a)	3,888	145,139
Simon Property Group, Inc.	3,859	333,919
		785,790
Semiconductor Equipment–0.47%
Applied Materials, Inc.(a)	23,880	526,315
KLA-Tencor Corp.(a)	3,311	188,032
MEMC Electronic Materials, Inc.(b)	3,877	237,737
Novellus Systems, Inc.(b)	2,200	62,744
Teradyne, Inc.(b)	3,278	51,432
		1,066,260
Semiconductors–2.23%
Advanced Micro Devices, Inc.(a)(b)	9,511	128,779
Altera Corp.(a)	6,105	141,636
Analog Devices, Inc.	5,639	199,903
Broadcom Corp.–Class A(a)(b)	8,039	263,760
Intel Corp.	100,399	2,371,424
Linear Technology Corp.(a)	4,363	155,541
LSI Corp.(a)(b)	13,311	95,839
Maxim Integrated Products, Inc.	5,540	175,618
Micron Technology, Inc.(a)(b)	13,069	155,129
National Semiconductor Corp.(a)	4,821	125,298
NVIDIA Corp.(b)	6,270	286,915
Texas Instruments Inc.	24,774	871,797
Xilinx, Inc.	5,139	128,475
		5,100,114
Soft Drinks–1.68%
Coca-Cola Co. (The)	34,726	1,809,572
Coca-Cola Enterprises Inc.(a)	4,812	109,040
Pepsi Bottling Group, Inc. (The)(a)	2,300	76,958
PepsiCo, Inc.	28,148	1,847,072
		3,842,642
Specialized Consumer Services–0.05%
H&R Block, Inc.	5,579	111,301

	Shares	Value
Specialized Finance–0.38%
CIT Group, Inc.	3,313	$136,429
CME Group Inc.(a)	955	527,638
Moody's Corp.	3,973	213,747
		877,814
Specialty Chemicals–0.19%
Ecolab Inc.(a)	3,028	127,509
International Flavors & Fragrances Inc.	1,341	67,197
Rohm and Haas Co.(a)	2,459	138,983
Sigma-Aldrich Corp.	2,268	102,786
		436,475
Specialty REIT's–0.20%
Host Hotels & Resorts Inc.	9,020	190,502
Plum Creek Timber Co., Inc.(a)	3,054	118,679
Public Storage	2,120	148,591
		457,772
Specialty Stores–0.24%
Office Depot, Inc.(a)(b)	4,752	118,610
OfficeMax Inc.(a)	1,297	42,645
Staples, Inc.	12,359	284,504
Tiffany & Co.(a)	2,362	113,967
		559,726
Steel–0.28%
Allegheny Technologies, Inc.(a)	1,765	185,201
Nucor Corp.	5,206	261,341
United States Steel Corp.	2,044	200,905
		647,447
Systems Software–2.68%
BMC Software, Inc.(a)(b)	3,486	100,118
CA Inc.	7,107	178,244
Microsoft Corp.	145,481	4,217,494
Novell, Inc.(b)	6,018	40,381
Oracle Corp.(b)	68,404	1,307,884
Symantec Corp.(b)	15,569	298,925
		6,143,046
Thrifts & Mortgage Finance–1.23%
Countrywide Financial Corp.	10,254	288,855
Fannie Mae	16,814	1,006,150
Freddie Mac	11,431	654,653

AIM S&P 500 Index Fund

	Shares	Value
Thrifts & Mortgage Finance–(continued)
Hudson City Bancorp, Inc.	8,372	$102,306
MGIC Investment Corp.(a)	1,446	55,902
Sovereign Bancorp, Inc.(a)	6,239	119,415
Washington Mutual, Inc.(a)	15,362	576,536
		2,803,817
Tires & Rubber–0.04%
Goodyear Tire & Rubber Co. (The)(a)(b)	3,596	103,277
Tobacco–1.20%
Altria Group, Inc.	36,344	2,415,786
Reynolds American Inc.(a)	2,956	180,818
UST Inc.(a)	2,767	148,173
		2,744,777
Trading Companies & Distributors–0.05%
W.W. Grainger, Inc.	1,227	107,191
Trucking–0.03%
Ryder System, Inc.	1,058	57,523
Wireless Telecommunication Services–0.62%
ALLTEL Corp.	5,969	393,655
Sprint Nextel Corp.	50,003	1,026,562
		1,420,217
Total Common Stocks & Other Equity Interests (Cost $165,800,703)		223,689,687

	Principal Amount	Value
U.S. Treasury Bills–0.13%
4.60%, 09/20/07 (Cost $298,083)(d)	$300,000 (e)	$298,083
	Shares
Money Market Funds–2.13%
Liquid Assets Portfolio–Institutional Class(f)	2,437,731	2,437,731
Premier Portfolio–Institutional Class(f)	2,437,731	2,437,731
Total Money Market Funds (Cost $4,875,462)		4,875,462
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities loaned)–100.01% (Cost $170,974,248)		228,863,232
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–7.52%
Liquid Assets Portfolio–Institutional Class(f)(g) (Cost $17,202,240)	17,202,240	17,202,240
TOTAL INVESTMENTS–107.53% (Cost $188,176,488)		246,065,472
OTHER ASSETS LESS LIABILITIES–(7.53)%		(17,232,262)
NET ASSETS–100.00%		$228,833,210

Investment Abbreviations:

REIT	–	Real Estate Investment Trusts

Notes to Schedule of Investments:

(a)  All or a portion of this security was out on loan at July 31, 2007.

(b)  Non-income producing security.

(c)  Each unit represents one common share and one trust share.

(d)  Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(e)  All or a portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 8.

(f)  The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

(g)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM S&P 500 Index Fund

Statement of Assets and Liabilities

July 31, 2007

Assets:
Investments, at value (cost $166,098,786)*	$223,987,770
Investments in affiliated money market funds (cost $22,077,702)	22,077,702
Total investments (cost $188,176,488)	246,065,472
Receivables for:
Fund shares sold	175,734
Dividends	227,966
Investment for trustee deferred compensation and retirement plans	24,286
Other assets	17,453
Total assets	246,510,911
Liabilities:
Payables for:
Fund shares reacquired	145,043
Trustee deferred compensation and retirement plans	37,135
Collateral upon return of securities loaned	17,202,240
Variation margin	65,800
Fund expenses advanced	18,677
Accrued distribution fees	46,187
Accrued trustees' and officer's fees and benefits	1,269
Accrued transfer agent fees	113,654
Accrued operating expenses	47,696
Total liabilities	17,677,701
Net assets applicable to shares outstanding	$228,833,210
Net assets consist of:
Shares of beneficial interest	$173,113,914
Undistributed net investment income	230,037
Undistributed net realized gain (loss)	(2,266,969)
Unrealized appreciation	57,756,228
$228,833,210

Net Assets:
Investor Class	$207,933,118
Institutional Class	$20,900,092
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Investor Class	13,732,542
Institutional Class	1,442,035
Investor Class:
Net asset value and offering price per share	$15.14
Institutional Class:
Net asset value and offering price per share	$14.49

*  At July 31, 2007, securities with an aggregate value of $16,611,837 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM S&P 500 Index Fund

Statement of Operations

For the year ended July 31, 2007

Investment income:
Dividends	$4,329,892
Dividends from affiliated money market funds (includes securities lending income of $1,690)	155,123
Interest	103,695
Total investment income	4,588,710
Expenses:
Advisory fees	581,664
Administrative services fees	63,513
Custodian fees	23,606
Distribution fees — Investor Class	532,367
Transfer agent fees — Investor	368,891
Transfer agent fees — Institutional	17,921
Trustees' and officer's fees and benefits	23,133
Other	151,847
Total expenses	1,762,942
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(417,623)
Net expenses	1,345,319
Net investment income	3,243,391
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	6,187,318
Futures contracts	881,268
7,068,586
Change in net unrealized appreciation (depreciation) of:
Investment securities	23,222,736
Futures contracts	(166,712)
23,056,024
Net realized and unrealized gain	30,124,610
Net increase in net assets resulting from operations	$33,368,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM S&P 500 Index Fund

Statement of Changes In Net Assets

For the years ended July 31, 2007 and 2006

	2007	2006
Operations:
Net investment income	$3,243,391	$3,080,648
Net realized gain	7,068,586	4,186,534
Change in net unrealized appreciation	23,056,024	3,626,494
Net increase in net assets resulting from operations	33,368,001	10,893,676
Distributions to shareholders from net investment income:
Investor Class	(2,889,728)	(3,089,368)
Institutional Class	(299,706)	(121,332)
Total distributions from net investment income	(3,189,434)	(3,210,700)
Distributions to shareholders from net realized gains:
Investor Class	(1,802,260)	—
Institutional Class	(196,140)	—
Total distributions from net realized gains	(1,998,400)	—
Decrease in net assets resulting from distributions	(5,187,834)	(3,210,700)
Share transactions — net:
Investor Class	(27,188,249)	(28,464,160)
Institutional Class	9,079,818	2,559,513
Net increase (decrease) in net assets resulting from share transactions	(18,108,431)	(25,904,647)
Net increase (decrease) in net assets	10,071,736	(18,221,671)
Net assets:
Beginning of year	218,761,474	236,983,145
End of year (including undistributed net investment income of $230,037 and $175,761, respectively)	$228,833,210	$218,761,474

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM S&P 500 Index Fund

Notes to Financial Statements

July 31, 2007

NOTE 1—Significant Accounting Policies

AIM S&P 500 Index Fund (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objective is price performance and income comparable to the Standard & Poor's 500 Index (the "S&P 500").

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM S&P 500 Index Fund

B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may receive proceeds from litigation settlements involving Fund investments. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D.  Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund's investment objectives and may consist of U.S. Government Securities, U.S. Government Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.  Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including

AIM S&P 500 Index Fund

exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

K.  Futures Contracts — The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.  Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.25% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. whereby AIM pays INVESCO Institutional (N.A.), Inc. 40% of the fee paid by the Fund to AIM.

AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Investor Class and Institutional Class shares to 0.60% and 0.35% of average daily net assets, respectively, through at least June 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with INVESCO PLC ("INVESCO")(formerly "AMVESCAP PLC") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

For the year ended July 31, 2007, AIM waived advisory fees and reimbursed expenses of the Fund of $23,720 and reimbursed class level expenses of $361,557 and $17,921 expenses of Investor Class and Institutional Class shares, respectively.

At the request of the Trustees of the Trust, INVESCO agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended July 31, 2007, INVESCO reimbursed expenses of the Fund in the amount of $2,189.

The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended July 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended July 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Investor Class and Institutional Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Investor Class shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation up to a maximum annual rate of 0.25% of the Fund's average daily net assets of Investor Class shares. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Financial Industry Regulation Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended July 31, 2007, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM S&P 500 Index Fund

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).

Investments of Daily Available Cash Balances:

Fund	Value 07/31/06	Purchases at Cost	Proceeds from Sales	Value 07/31/07	Dividend Income
Liquid Assets Portfolio–Institutional Class	$—	$11,822,456	$(9,384,725)	$2,437,731	$76,894
Premier Portfolio–Institutional Class	—	11,822,456	(9,384,725)	2,437,731	76,539
Subtotal	$—	$23,644,912	$(18,769,450)	$4,875,462	$153,433

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Value 07/31/06	Purchases at Cost	Proceeds from Sales	Value 07/31/07	Dividend Income*
Liquid Assets Portfolio–Institutional Class	$—	$63,609,971	$(46,407,731)	$17,202,240	$1,690
Total Investments in Affiliates	$—	$87,254,883	$(65,177,181)	$22,077,702	$155,123

*   Net of compensation to counterparties.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended July 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $12,236.

NOTE 5—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended July 31, 2007, the Fund paid legal fees of $4,742 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

During the year ended July 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

AIM S&P 500 Index Fund

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 7—Portfolio Securities Loaned

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

At July 31, 2007, securities with an aggregate value of $16,611,837 were on loan to brokers. The loans were secured by cash collateral of $17,202,240 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended July 31, 2007, the Fund received dividends on cash collateral investments of $1,690 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8—Futures Contracts

On July 31, 2007, $300,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

Open Futures Contracts at Period End

Contract	Number of Contracts	Month/ Commitment	Value 07/31/07	Unrealized Appreciation (Depreciation)
S&P 500 Index	14	Sept.–07/Long	$5,116,650	$(132,756)

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years July 31, 2007 and 2006 was as follows:

	2007	2006
Distributions paid from: Ordinary income	$3,321,622	$3,210,700
Long-term capital gain	1,866,212	—
Total distributions	$5,187,834	$3,210,700

Tax Components of Net Assets:

As of July 31, 2007, the components of net assets on a tax basis were as follows:

2007
Undistributed ordinary income	$559,340
Undistributed long-term gain	4,378,457
Net unrealized appreciation–investments	50,807,457
Temporary book/tax differences	(25,958)
Shares of beneficial interest	173,113,914
Total net assets	$228,833,210

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the realization of unrealized gains (losses) on certain futures.

AIM S&P 500 Index Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

The Fund does not have a capital loss carryforward as of July 31, 2007.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2007 was $9,937,750 and $31,231,464, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$57,939,487
Aggregate unrealized (depreciation) of investment securities	(7,132,030)
Net unrealized appreciation of investment securities	$50,807,457

Cost of investments for tax purposes is $195,258,015.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of excise taxes on July 31, 2007, undistributed net investment income was increased by $319 and shares of beneficial interest decreased by $319. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

The Fund currently consists of two classes of shares: Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Each class of shares is sold at net asset value.

Changes in Shares Outstanding

	Year ended July 31,
	2007(a)		2006
	Shares	Amount	Shares	Amount
Sold:
Investor Class	2,782,412	$41,379,010	3,328,740	$43,983,674
Institutional Class	1,129,035	15,354,897	286,853	3,726,262
Issued as reinvestment of dividends:
Investor Class	309,935	4,584,495	228,835	3,030,086
Institutional Class	34,233	487,035	9,587	121,332
Reacquired:(b)
Investor Class	(4,965,126)	(73,151,754)	(5,692,615)	(75,477,920)
Institutional Class	(471,207)	(6,762,114)	(102,070)	(1,288,081)
	(1,180,718)	$(18,108,431)	(1,940,670)	$(25,904,647)

(a)  There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 7% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third part record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

(b)  Amount is net of redemption fees of $10,075 and $1,025 for Investor Class and Institutional Class shares, respectively, for the year ended July 31, 2007 and $18,529 and $684 for Investor Class and Institutional Class shares, respectively, for the year ended July 31, 2006.

NOTE 13—New Accounting Standard

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending July 31, 2008 as required.

AIM S&P 500 Index Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Investor Class
	Year ended July 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of period	$13.40		$12.97	$11.60	$10.41	$9.59
Income from investment operations:
Net investment income	0.21		0.18	0.18	0.11	0.10
Net gains on securities (both realized and unrealized)	1.86		0.44	1.36	1.18	0.82
Total from investment operations	2.07		0.62	1.54	1.29	0.92
Less distributions:
Dividends from net investment income	(0.20)		(0.19)	(0.17)	(0.10)	(0.10)
Distributions from net realized gains	(0.13)		—	—	—	—
Total distributions	(0.33)		(0.19)	(0.17)	(0.10)	(0.10)
Redemption fees added to shares of beneficial interest	0.00		0.00	0.00	0.00	0.00
Net asset value, end of period	$15.14		$13.40	$12.97	$11.60	$10.41
Total return(a)	15.51%		4.77%	13.38%	12.43%	9.73%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$207,933		$209,138	$230,084	$234,090	$195,668
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	0.61	%(b)	0.60%	0.65%	0.65%	0.65%
Without fee waivers and/or expense reimbursements	0.79	%(b)	0.81%	0.83%	1.00%	1.05%
Ratio of net investment income to average net assets	1.36	%(b)	1.35%	1.46%	0.99%	1.15%
Portfolio turnover rate	4%		7%	4%	2%	1%

(a)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)  Ratios are based on average daily net assets of $212,946,879.

AIM S&P 500 Index Fund

NOTE 14—Financial Highlights—(continued)

	Institutional Class
	Year ended July 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of period	$12.83		$12.42	$11.11	$9.97	$9.23
Income from investment operations:
Net investment income	0.24		0.20	0.21	0.13	0.13 (a)
Net gains on securities (both realized and unrealized)	1.78		0.42	1.30	1.14	0.78
Total from investment operations	2.02		0.62	1.51	1.27	0.91
Less distributions:
Dividends from net investment income	(0.23)		(0.21)	(0.20)	(0.13)	(0.17)
Distributions from net realized gains	(0.13)		—	—	—	—
Total distributions	(0.36)		(0.21)	(0.20)	(0.13)	(0.17)
Redemption fees added to shares of beneficial interest	0.00		0.00	0.00	0.00	0.00
Net asset value, end of period	$14.49		$12.83	$12.42	$11.11	$9.97
Total return(b)	15.79%		5.01%	13.70%	12.77%	9.98%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$20,900		$9,624	$6,899	$5,325	$4,239
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	0.35	%(c)	0.35%	0.35%	0.35%	0.35%
Without fee waivers and/or expense reimbursements	0.45	%(c)	0.47%	0.46%	0.67%	2.18%
Ratio of net investment income to average net assets	1.62	%(c)	1.60%	1.76%	1.29%	1.35%
Portfolio turnover rate	4%		7%	4%	2%	1%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(c)  Ratios are based on average daily net assets of $19,718,566.

NOTE 15—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by AIM who may have been harmed by market timing and related activity. Distribution Plans were due no later than August 6, 2007. After such comment period, the Distribution Plans will be submitted to the SEC for final approval. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of AIM and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

At the request of the trustees of the AIM Funds, INVESCO PLC ("INVESCO") (formerly AMVESCAP PLC), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor—Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the

AIM S&P 500 Index Fund

NOTE 15—Legal Proceedings—(continued)

effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds;

•  that certain AIM Funds inadequately employed fair value pricing; and

•  that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in INVESCO's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the INVESCO defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Stock Funds
and Shareholders of AIM S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM S&P 500 Index Fund (one of the funds constituting AIM Stock Funds; hereafter referred to as the "Fund") at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 18, 2007
Houston, Texas

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2007, through July 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL
				(5% annual return before expenses)
Share Class	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)(1)	Expenses Paid During Period(2)	Ending Account Value (7/31/07)	Expenses Paid During Period(2)	Annualized Expense Ratio
Investor	$1,000.00	$1,018.40	$3.05	$1,021.77	$3.06	0.61%

(1)          The actual ending account value is based on the actual total return of the Fund for the period February 1, 2007, through July 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

(2)          Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 7/31/07

AIM S&P 500 Index Fund

Institutional Class Shares

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 7/31/07

Inception (12/23/97)	5.91%
5 Years	11.39
1 Year	15.79

Average Annual Total Returns
For periods ended 6/30/07, most recent calendar quarter-end

Inception (12/23/97)	6.32%
5 Years	10.26
1 Year	20.20

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

Had the advisor not waived fees and/or reimbursed expenses in the past, performance would have been lower.

A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 30 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800-451-4246 or visit AIMinvestments.com.

NASDAQ Symbol	ISIIX

Over for information on your Fund’s expenses.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[AIM Investments Logo]
– registered trademark –

AIMinvestments.com	I-SPI-INS-1	A I M Distributors, Inc.

Information about your Fund’s expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2007, through July 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
Share Class	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)(1)	Expenses Paid During Period(2)	Ending Account Value (7/31/07)	Expenses Paid During Period(2)	Annualized Expense Ratio
Institutional	$1,000.00	$1,019.50	$1.75	$1,023.06	$1.76	0.35%

(1)

The actual ending account value is based on the actual total return of the Fund for the period February 1, 2007, through July 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Approval of Investment Advisory Agreement

The Board of Trustees (the Board) of AIM Stock Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM S&P 500 Index Fund (the Fund) investment advisory agreement with A I M Advisors, Inc. (AIM). During contract renewal meetings held on June 25-27, 2007, the Board as a whole and the disinterested or “independent” Trustees, voting separately, approved the continuance of the Fund’s investment advisory agreement for another year, effective July 1, 2007. In doing so, the Board determined that the Fund’s advisory agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Fund’s advisory agreement is fair and reasonable.

The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement with independent legal counsel from whom they received independent legal advice, and the independent Trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the AIM Funds who reports directly to the independent Trustees. The following discussion more fully describes the process employed by the Board to evaluate the performance of the AIM Funds (including the Fund) throughout the year and, more specifically, during the annual contract renewal meetings.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees which are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.

In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees and expenses of their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding all the AIM Funds prepared by an independent company, Lipper, Inc., under the direction and supervision of the independent Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the performance, fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the performance, fees and expenses of the AIM Funds to the full Board. Moreover, the Investments Committee considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory agreement, if applicable (advisory agreements), for another year.

The independent Trustees, as mentioned above, are assisted in their annual evaluation of the advisory agreements by the independent Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner which is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended that an independent written evaluation be provided and, upon the direction of the Board, has prepared an independent written evaluation.

During the annual contract renewal process, the Board considered the factors discussed below under the heading “Factors and Conclusions and Summary of Independent Written Fee Evaluation” in evaluating the fairness and reasonableness of the Fund’s advisory agreement at the contract renewal meetings and at their meetings throughout the year as part of their ongoing oversight of the Fund. The Fund’s advisory agreement was considered separately, although the Board also considered the common interests of all of the AIM Funds in their deliberations. The Board comprehensively considered all of the information provided to them and did not identify any particular factor that was controlling. Furthermore, each Trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and AIM, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions of these same arrangements throughout the year and in prior years.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

The discussion below serves as a summary of the Senior Officer’s independent written evaluation, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s advisory agreement and sub-advisory agreement. Unless otherwise stated, information set forth below is as of June 27, 2007 and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

I.  Investment Advisory Agreement

A. Nature, Extent and Quality of Services Provided by AIM

The Board reviewed the advisory services provided to the Fund by AIM under the Fund’s advisory agreement, the performance of AIM in providing these services, and the credentials and experience of the officers and employees of AIM who provide these services. The Board’s review of the qualifications of AIM to provide these services included the Board’s consideration of AIM’s portfolio and product review process, various back office support functions provided by AIM, and AIM’s equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by AIM were appropriate and that AIM currently is providing satisfactory advisory services in accordance with the terms of the Fund’s advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s advisory agreement.

In determining whether to continue the Fund’s advisory agreement, the Board considered the prior relationship between AIM and the Fund, as well as the Board’s knowledge of AIM’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that AIM and its affiliates have taken over the last several years to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services AIM and its affiliates provide to the AIM Funds in each of these areas generally have improved, and support the Board’s approval of the continuance of the Fund’s advisory agreement.

B. Fund Performance

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Fund’s Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lipper S&P 500 Objective Funds Index. The Board also reviewed the methodology used by Lipper to identify the Fund’s peers. The Board noted that the Fund’s performance was comparable to the median performance of its peers for the one, three and five year periods. The Board noted that the Fund’s performance was comparable to the performance of the Index for the one, three and five year periods. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board’s focus on fund performance. Although the independent written evaluation of the Fund’s Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory Fees and Fee Waivers

The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper peer group that are not managed by AIM, at a common asset level and as of the end of the past calendar year. The Board noted that the Fund’s advisory fee rate was comparable to the median advisory fee rate of its peers. The Board also reviewed the methodology used by Lipper and noted that the contractual fee rates shown by Lipper include any applicable long-term contractual fee waivers. The Board also compared the Fund’s contractual advisory fee rate to the total advisory fees paid by numerous separately managed accounts/wrap accounts advised by an AIM affiliate. The Board noted that the Fund’s rate was generally comparable to the rates for the separately managed accounts/wrap accounts. The Board considered that management of the separately managed accounts/wrap accounts by the AIM affiliate involves different levels of services and different operational and regulatory requirements than AIM’s management of the Fund. The Board concluded that these differences are appropriately reflected in the fee structure for the Fund and the separately managed accounts/wrap accounts.

The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through at least June 30, 2008 and that this fee waiver includes breakpoints based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until at least June 30, 2008. The Board noted that, according to information provided by AIM, this fee waiver reduces the Fund’s effective advisory fees to a level generally in line with the median effective advisory fees for the Fund’s peers, as determined by AIM. The Board noted that this fee waiver was proposed by AIM in response to the recommendation of the independent Senior Officer that AIM consider whether the advisory fee waivers for certain equity AIM Funds, including the Fund, should be simplified. The Board also noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2008 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until at least June 30, 2008. The Board reviewed the Fund’s effective advisory fee rate, after taking account of these fee waivers/expense limitations, and considered the effect these fee waivers/expense limitations would have on the Fund’s estimated total expenses. The Board concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

After taking account of the Fund’s contractual advisory fee rate, as well as the comparative advisory fee information and the fee waivers/expense limitations discussed above, the Board concluded that the Fund’s advisory fees were fair and reasonable.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in AIM’s provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule or through advisory fee waivers or expense limitations. The Board noted that the Fund’s contractual advisory fee schedule does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add breakpoints to the Fund’s advisory fee schedule. The Board also noted that AIM’s contractual advisory fee waiver discussed above includes breakpoints based on net asset levels. Based on this information, the Board concluded that, absent breakpoints, the Fund’s contractual advisory fees remain constant and do not reflect economies of scale, although AIM’s contractual advisory fee waiver discussed above reflects economies of scale. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.

E. Profitability and Financial Resources of AIM

The Board reviewed information from AIM concerning the costs of the advisory and other services that AIM and its affiliates provide to the Fund and the profitability of AIM and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of AIM and its affiliates. The Board also reviewed with AIM the methodology used to prepare the profitability information. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM continues to operate at a net profit, although increased expenses in recent years have reduced the profitability of AIM and its affiliates. The Board concluded that the Fund’s advisory fees were fair and reasonable, and that the level of profits realized by AIM and its affiliates from providing services to the Fund was not excessive in light of the nature, quality and extent of the services provided. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Fund’s advisory agreement, and concluded that AIM has the financial resources necessary to fulfill these obligations.

F. Independent Written Evaluation of the Fund’s Senior Officer

The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM’s affiliates, had prepared an independent written evaluation to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that they had relied upon the Senior Officer’s written evaluation instead of a competitive bidding process. In determining whether to continue the Fund’s advisory agreement, the Board considered the Senior Officer’s written evaluation.

G. Collateral Benefits to AIM and its Affiliates

The Board considered various other benefits received by AIM and its affiliates resulting from AIM’s relationship with the Fund, including the fees received by AIM and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of AIM and its affiliates in providing these services and the organizational structure employed by AIM and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts which are reviewed and approved on an annual basis by the Board. The Board concluded that AIM and its affiliates were providing these services in a satisfactory manner and in accordance with the terms of their contracts, and were qualified to continue to provide these services to the Fund.

The Board considered the benefits realized by AIM as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Under these arrangements, portfolio brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. The Board noted that soft dollar arrangements shift the payment obligation for the research and executions services from AIM to the funds and therefore may reduce AIM’s expenses. The Board also noted that research obtained through soft dollar arrangements may be used by AIM in making investment decisions for the Fund and may therefore benefit Fund shareholders. The Board concluded that AIM’s soft dollar arrangements were appropriate. The Board also concluded that, based on their review and representations made by AIM, these arrangements were consistent with regulatory requirements.

The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by AIM pursuant to procedures approved by the Board. The Board noted that AIM will receive advisory fees from these affiliated money market funds attributable to such investments, although AIM has contractually agreed to waive the advisory fees payable by the Fund with respect to its investment of uninvested cash in these affiliated money market funds through at least June 30, 2008. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until at least June 30, 2008. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

II. Sub-Advisory Agreement

A. Nature, Extent and Quality of Services Provided by the Sub-Advisor

The Board reviewed the services provided by INVESCO Institutional (N.A.), Inc. (the Sub-Advisor) under the Fund’s sub-advisory agreement, the performance of the Sub-Advisor in providing these services, and the credentials and experience of the officers and employees of the Sub-Advisor who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Sub-Advisor were appropriate and that the Sub-Advisor currently is providing satisfactory services in accordance with the terms of the Fund’s sub-advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s sub-advisory agreement.

B. Fund Performance

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Fund’s Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lipper S&P 500 Objective Funds Index. The Board also reviewed the methodology used by Lipper to identify the Fund’s peers. The Board noted that the Fund’s performance was comparable to the median performance of its peers for the one, three and five year periods. The Board noted that the Fund’s performance was comparable to the performance of the Index for the one, three and five year periods. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board’s focus on fund performance. Although the independent written evaluation of the Fund’s Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions.

C. Sub-Advisory Fees

The Board compared the Fund’s contractual sub-advisory fee rate to the total advisory fees paid by numerous separately managed accounts/wrap accounts sub-advised by the Sub-Advisor with investment strategies comparable to those of the Fund. The Board noted that the Fund’s sub-advisory fee rate was generally below the rates for the separately managed accounts/wrap accounts. The Board considered the services to be provided by the Sub-Advisor pursuant to the Fund’s sub-advisory agreement and the services to be provided by AIM pursuant to the Fund’s advisory agreement, as well as the allocation of fees between AIM and the Sub-Advisor pursuant to the sub-advisory agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by AIM to the Sub-Advisor, and that AIM and the Sub-Advisor are affiliates. After taking account of the Fund’s contractual sub-advisory fee rate, as well as the comparative fee information and the fee waivers/expense limitations discussed above, the Board concluded that the Fund’s sub-advisory fees were fair and reasonable.

D. Financial Resources of the Sub-Advisor

The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Fund’s sub-advisory agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill these obligations.

AIM S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2007:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$1,866,212
Qualified Dividend Income *	100%
Corporate Dividends Received Deduction *	100%

* The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

Non-Resident Alien Shareholders

Qualified Short-Term Gains	$132,188
Qualified Interest Income**	0.50%

** The above percentage is based on income dividends paid to shareholders during the fund's fiscal year.

Additional Non-Resident Alien Shareholder Information

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended October 31, 2006, January 31, 2007, April 30, 2007 and July 31, 2007 were 2.82%, 3.00%, 3.88%, and 2.26%, respectively.

AIM S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer of AIM Stock Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Director, Chief Executive Officer and President, INVESCO PLC (parent of AIM and a global investment management firm); Chairman, A I M Advisors, Inc. (registered investment advisor); and Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company); INVESCO North American Holdings, Inc. (holding company); Chairman and President, INVESCO Group Services, Inc. (service provider); Trustee, The AIM Family of Funds®; Chairman, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business
		Formerly: President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Director, Chief Executive Officer and President, A I M Management Group Inc., AIM Mutual Fund Dealer Inc. (registered broker dealer), A I M Advisors, Inc., AIM Funds Management Inc. d/b/a INVESCO Enterprise Services (registered investment advisor and registered transfer agent) and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, A I M Capital Management, Inc. (registered investment adviser); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnership); Director, A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc., (registered transfer agent) Fund Management Company (registered broker dealer) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco Inc. (holding company), INVESCO Inc. (holding company) and AIM Canada Holdings Inc. (holding company); Director and Chief Executive Officer, AIM Trimark Corporate Class Inc. (formerly AIM Trimark Global Fund Inc.) (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Manager, Powershares Capital Management LLC
		Formerly: President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management); Reich & Tang Funds (Chairman) (registered investment company) (7 portfolios); Annuity and Life Re (Holdings), Ltd. (insurance company); Daily Income Fund (4 portfolios), California Daily Tax Free Income Fund, Inc. Connecticut Daily Tax Free, Inc. and New Jersey Daily Municipal Income Fund, Inc. Annuity and Life Re (Holdings), Ltd. (insurance company), CompuDyne Corporation (provider of products and services to the public security market); and Homeowners of America Holding Corporation (property casualty company)
		Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various affiliated Volvo companies; and Director, Magellan Insurance Company	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling —1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (7 portfolios)

Prema Mathai-Davis —1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Partner, Deloitte & Touche and Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

1   Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.

2  Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®.
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc., A I M Advisors, Inc. and A I M Capital Management, Inc.; Director, Vice President and Secretary, INVESCO Distributors, Inc.; Vice President and Secretary, AIM Investment Services, Inc., and Fund Management Company; Senior Vice President and Secretary, A I M Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; and Manager, Powershares Capital Management LLC
		Formerly: Vice President, A I M Capital Management, Inc.; Chief Operating Officer, Senior Vice President, General Counsel, and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund (an investment company); General Counsel and Secretary, Pilgrim Baxter Value Investors (an investment adviser); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer), General Counsel and Secretary, Old Mutual Fund Services (an adminstrator); General Counsel and Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, INVESCO PLC; and Vice President of The AIM Family of Funds®.
		Formerly: Senior Vice President, A I M Management Group Inc.; Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc. and A I M Distributors, Inc.; Vice President, AIM Investment Services, Inc. and Fund Management Company; and Senior Vice President and Compliance Director, Delaware Investments Family of Funds	N/A

Kevin M. Carome — 1956 Vice President	2003	Senior Vice President and General Counsel, INVESCO PLC; Director, INVESCO Funds Group, Inc.; and Vice President of The AIM Family of Funds®
		Formerly: Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. and A I M Advisors, Inc.; Senior Vice President, A I M Distributors, Inc.; Director, General Counsel, and Vice President Fund Management Company; Vice President, A I M Capital Management, Inc. and AIM Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; Chief Executive Officer and President, INVESCO Funds Group, Inc.; and Senior Vice President General Counsel, Liberty Financial Companies, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President, Principal Financial Officer and Treasurer	2004	Vice President, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, Treasurer and Principal Financial Officer of The AIM Family of Funds®
		Formerly: Fund Treasurer A I M Advisers, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of INVESCO's World Wide Fixed Income and Cash Management Group; Director of Cash Management and Senior Vice President, A I M Advisors, Inc. and A I M Capital Management, Inc.; Director and President, Fund Management Company; President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Vice President, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust)
		Formerly: Chief Cash Management Officer and Managing Director, A I M Capital Management, Inc.; Vice President, A I M Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Patrick J.P. Farmer — 1962 Vice President	2007	Head of North American Retail Investments, Chief Investment Officer and Executive Vice President, AIM Funds Management Inc. d/b/a AIM Trimark Investments; Senior Vice President and Head of Equity Investments, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Director, Trimark Trust and A I M Funds Management, Inc.	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services, Inc., AIM Private Asset Management, Inc., Fund Management Company and The AIM Family of Funds®
		Formerly: Manager of the Fraud Prevention Department, AIM Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, A I M Management Group Inc.; Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; Chief Compliance Officer of The AIM Family of Funds®; INVESCO Global Asset Management (N.A.), Inc. (registered investment adviser), INVESCO Institutional (N.A.), Inc., INVESCO Private Capital Investments, Inc. (holding company), INVESCO Private Capital, Inc. (registered investment adviser) and INVESCO Senior Secured Management, Inc. (registered investment adviser); and Vice President, A I M Distributors, Inc., AIM Investment Services, Inc. and Fund Management Company
		Formerly: Vice President, A I M Capital Management, Inc.; Global Head of Product Development, AIG-Global Investment Group, Inc.; and Chief Compliance Officer and Deputy General Counsel, AIG-SunAmerica Asset Management	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the Fund

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Investment Advisor

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the
Independent Trustees

Kramer, Levin, Naftalis &
Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

AIM Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Auditors

PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

Custodian

State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110-2801

Sub Advisor

INVESCO Institutional (NA), Inc.
Structural Products Group
1166 Avenue of the Americas
27th floor
New York, NY 10036

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Register for eDelivery

eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

Why sign up?

Register for eDelivery to:

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How do I sign up?

It’s easy. Just follow these simple steps:

1. Log in to your account.

2. Click on the “Service Center” tab.

3. Select “Register for eDelivery” and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01474 and 002-26125.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

If used after October 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

I-SPI-AR-1                            A I M Distributors, Inc.

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ITEM 2.                                 CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.                                 AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.                                 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2007	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2007 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2006	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2006 Pursuant to Waiver of Pre-Approval Requirement(1)

Audit Fees	$76,028	N/A	$100,367	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$18,572	0%	$21,045	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$94,600	0%	$121,412	0%

PWC billed the Registrant aggregate non-audit fees of $18,572 for the fiscal year ended 2007, and $21,045 for the fiscal year ended 2006, for non-audit services rendered to the Registrant.

(1)                                  With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)                                  Tax fees for the fiscal year end July 31, 2007 includes fees billed for reviewing tax returns. Tax fees for fiscal year end July 31, 2006 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to AIM and AIM Affiliates

PWC billed A I M Advisors, Inc. (“AIM”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant (“AIM Affiliates”) aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to AIM and AIM Affiliates for fiscal year end 2007 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2007 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to AIM and AIM Affiliates for fiscal year end 2006 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2006 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%
Total Fees(2)	$0	0%	$0	0%

(1)                                  With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)                                  Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2007, and $0 for the fiscal year ended 2006, for non-audit services rendered to AIM and AIM Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the AIM Funds (the “Funds”)
Last Amended September 18, 2006

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.                                     Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III.                                 Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.                                Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.               Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.               The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.              Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.               Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.               Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V.                                    Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI.                                Procedures

On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•                                          Bookkeeping or other services related to the accounting records or financial statements of the audit client

•                                          Financial information systems design and implementation

•                                          Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                                          Actuarial services

•                                          Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•                                          Management functions

•                                          Human resources

•                                          Broker-dealer, investment adviser, or investment banking services

•                                          Legal services

•                                          Expert services unrelated to the audit

•                                          Any service or product provided for a contingent fee or a commission

•                                          Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•                                          Tax services for persons in financial reporting oversight roles at the Fund

•                                          Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.                         AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                         SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.                       DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT   INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                       PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.                       PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT   INVESTMENT COMPANY AND  AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.      CONTROLS AND PROCEDURES.

 (a)                                                                                    As of September 14, 2007, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 14, 2007,  the Registrant’s disclosure controls and procedures were reasonably designed to ensure:  (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and  (2)  that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

 (b)                                                                                   There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule
30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.       EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Stock Funds

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	October 5, 2007

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	October 5, 2007

By:	/s/ SIDNEY M. DILGREN
Sidney M. Dilgren
Principal Financial Officer

Date:	October 5, 2007

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.